                                                                   EXHIBIT 10.86


                         PURCHASE AGREEMENT NUMBER 2021

                                     between

                               THE BOEING COMPANY

                                       and

                                 ATLAS AIR, INC.

                   Relating to Boeing Model 747-400F Aircraft



P.A. No. 2021



                            CONFIDENTIAL TREATMENT
                            HAS BEEN REQUESTED FOR
                         BRACKETED MATERIAL ("[  ]")

                      REDACTED PORTIONS HAVE BEEN FILED
            SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

                                TABLE OF CONTENTS



                                                                           SA
ARTICLES                                                                 NUMBER
--------                                                                 ------
       1.         Quantity, Model and Description

       2.         Delivery Schedule

       3.         Price

       4.         Payment

       5.         Miscellaneous


TABLE

       1.         Aircraft Information Table


EXHIBIT

       A.         Aircraft Configuration

       B.         Aircraft Delivery Requirements and Responsibilities


SUPPLEMENTAL EXHIBITS

       CS1.       Customer Support Variables

       EE1.       Engine Escalation/Engine Warranty and Patent Indemnity

       SLP1.      Service Life Policy Components


LETTER AGREEMENTS

2021-1                     Seller Purchased Equipment

2021-2                     Option Aircraft

2021-3                     Escalation Sharing

                                       i
P.A. No. 2021

                                                                          SA
LETTER AGREEMENTS (CONTINUED)                                           NUMBER
----------------------------                                            ------

2021-4                     Demonstration Flights

2021-5                     Spares Initial Provisioning

2021-6                     Multiple Aircraft Operating Weights

2021-7                     Promotion Support

6-1162-DSF-082             Aircraft Performance Guarantees

6-1162-DSF-083             Certain Contractual Matters

6-1162-DSF-084             Airframe Maintenance Cost Protection Program

6-1162-DSF-085             Open Configuration Matters

6-1162-DSF-086             Remedy for Deviation from Fuel Burn Objective

6-1162-DSF-098             Taxes - Boeing Opinion

6-1162-DSF-099             Special Purchase Agreement Provisions


                                       ii
P.A. No. 2021

                           Purchase Agreement No. 2021

                                     between

                               The Boeing Company

                                       and

                                 Atlas Air, Inc.

                         ------------------------------

     This Purchase Agreement No. 2021 dated as of , 1997 between The Boeing Company (Boeing) and Atlas Air, Inc. (Customer) relating to the purchase and sale of Model 747-400F aircraft incorporates the terms and conditions of the Aircraft General Terms Agreement dated as of , 1997 between the parties, identified as AGTA-TLS (AGTA).

Article 1.        Quantity, Model and Description.

     The aircraft to be delivered to Customer will be designated as Model 747-400F aircraft (the Aircraft). Boeing will manufacture and sell to Customer Ten (10) Aircraft to conform to the configuration described in Exhibit A, which is part of this Purchase Agreement.

Article 2.        Delivery Schedule.

     The scheduled months of delivery of the Aircraft are listed in the attached Table 1, which is part of this Purchase Agreement.

Article 3.        Price.

                  3.1. Aircraft Basic Price. The Aircraft Basic Price in subject to escalation dollars is listed in Table 1.

                  3.2. Advance Payment Base Prices. The Advance Payment Base Prices listed in Table 1 were calculated utilizing the latest escalation factors available to Boeing on the date of this Purchase Agreement projected to the month of scheduled delivery.

                  3.3. The components of the Aircraft Basic Price and the calculation of the Advance Payment Base Prices for the Aircraft are listed in Table 1.



                                     -1-
P.A. No. 2021

Article 4.  Payment.

            4.1. Boeing acknowledges receipt of a deposit in the amount shown in Table 1 for each Aircraft (Deposit).

            4.2. The standard advance payment schedule for the Model 747-400F aircraft requires the purchaser to make certain advance payments, expressed in a percentage of the Advance Payment Base Price of each aircraft beginning with a payment of 1%, less the Deposit, on the effective date of the purchase agreement for the aircraft. Additional advance payments for each aircraft are due on the first business day of the months listed in the attached Table 1.

            4.3. Since the scheduled delivery month of the first four (4) Aircraft is less than 24 months from the date of the Purchase Agreement, Customer will make a payment of 20%, less the Deposit, on the first Aircraft, a payment of 15%, less the Deposit, on each of the next two Aircraft, a payment of 5%, less the Deposit on the next Aircraft and a payment of 1%, less the Deposit, on the remaining five (5) Aircraft upon signing the Purchase Agreement. Customer will make additional advance payments for all the Aircraft in accordance with the attached Table 1.

            4.4. Customer will pay the balance of the Aircraft Price of each Aircraft at delivery.

Article 5.  Miscellaneous.

            5.1. Aircraft Information Table. Table 1 consolidates information contained in Articles 1, 2, 3 and 4 with respect to (i) quantity of Aircraft,
(ii) applicable Detail Specification, (iii) month and year of scheduled deliveries, (iv) Aircraft Basic Price, (v) applicable escalation factors and
(vi) Advance Payment Base Prices and advance payments and their schedules.

            5.2. Buyer Furnished Equipment Variables. Supplemental Exhibit BFE1 contains vendor selection dates, on dock dates and other variables applicable to the Aircraft.

            5.3. Customer Support Variables. Supplemental Exhibit CS1 contains the variable information applicable to information, training services and other things furnished by Boeing in support of the Aircraft.

            5.4. Engine Escalation Variables. Supplemental Exhibit EE1 contains the applicable engine escalation formula, the engine warranty and the engine patent indemnity for the Aircraft.


                                      -2-
P.A. No. 2021

            5.5. Service Life Policy Component Variables. Supplemental Exhibit SLP1 lists the airframe and landing gear components covered by the Service Life Policy for the Aircraft.

            5.6. Negotiated Agreement; Entire Agreement. This Purchase Agreement, including the provisions of Article 8.2 of the AGTA relating to insurance, and Article 11 of Part 2 of Exhibit C of the AGTA relating to DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES, has been the subject of discussion and negotiation and is understood by the parties; the Aircraft Price and other agreements of the parties stated in this Purchase Agreement were arrived at in consideration of such provisions. This Purchase Agreement, including the AGTA, contains the entire agreement between the parties and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written, and may be changed only in writing signed by authorized representatives of the parties.

                         * * * * * * * * * * * * * * * *

DATED AS OF JUNE 6, 1997

ATLAS AIR, INC.                           THE BOEING COMPANY




By   /s/ M.A. Chowdry                     By  /s/ Dawn S. Foster
     -------------------------                ------------------------

Its  CEO                                  Its Attorney-In-Fact
     -------------------------                ------------------------



                                     -3-
P.A. No. 2021



                      Table 1GE to Purchase Agreement 2021
           Aircraft Delivery, Description, Price and Advance Payments



Airframe Model/MTGW:                                     747-400F      850,000       Detail Specification:      D019U002 (5/7/97)
Engine Model/Thrust Level:                             CF6-80C2BIF      57,900       Price Base Year:           Jul-95
Airframe Base Price:                                                       [ ]
Optional Features:                                                         [ ]       Airframe Escalation Data:
                                                                      ---------      ------------------------
Sub-Total of Airframe and Features:                                        [ ]       Base Year Index (ECI):               130.10
Engine Price (Per Aircraft):                                               [ ]       Base Year Index (ICI):               123.60
Buyer Furnished Equipment (BFE) Estimate                                    $0
Seller Purchased Equipment (SPE) Estimate:                                 [ ]       Engine Escalation Data:
Aircraft Basic Price (Excluding BFE/SPE):                                  [ ]       Base Year Index (CPI):               129.660
                                                                      =========
Refundable Deposit per A/C at Proposal Acceptance:                         [ ]


------------------------------------------------------------------------------------------------------------------------------------
                                                                                          Advance Payment Per Aircraft
------------------------------------------------------------------------------------------------------------------------------------
                         Escalation   Escalation  Escalation  Escalation Estimate      (Amts. Due/Mos. Prior to Delivery)
------------------------------------------------------------------------------------------------------------------------------------
 Delivery    Number of     Factor       Factor      Credit     Adv Payment Base    At Signing  24 Mos.  21/18/15/12/9/6     Total
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             Mos.
------------------------------------------------------------------------------------------------------------------------------------
   Date      Aircraft    (Airframe)    (Engine)   Memorandum     Price Per A/P         1%        4%           5%             35%
------------------------------------------------------------------------------------------------------------------------------------
  May-98         1         1.0813        1.05        [  ]            [  ]             [  ]      [  ]         [  ]           [  ]
------------------------------------------------------------------------------------------------------------------------------------
 June-98         1         1.0835        1.054       [  ]            [  ]             [  ]      [  ]         [  ]           [  ]
------------------------------------------------------------------------------------------------------------------------------------
  Aug-98         1         1.0864        1.065       [  ]            [  ]             [  [      [  ]         [  ]           [  ]
------------------------------------------------------------------------------------------------------------------------------------
 Sept-98         1         1.0877        1.068       [  ]            [  ]             [  ]      [  ]         [  ]           [  ]
------------------------------------------------------------------------------------------------------------------------------------
  Apr-99         1         1.0961        1.067       [  ]            [  ]             [  ]      [  ]         [  ]           [  ]
------------------------------------------------------------------------------------------------------------------------------------
  Jun-99         1         1.0995        1.074       [  ]            [  ]             [  ]      [  ]         [  ]           [  ]
------------------------------------------------------------------------------------------------------------------------------------
  Feb-00         1         1.1363        1.09        [  ]            [  ]             [  ]      [  ]         [  ]           [  ]
------------------------------------------------------------------------------------------------------------------------------------
  Mar-00         1         1.1409        1.093       [  ]            [  ]             [  ]      [  ]         [  ]           [  ]
------------------------------------------------------------------------------------------------------------------------------------
  Aug-00         1         1.1622        1.105       [  ]            [  ]             [  ]      [  ]         [  ]           [  ]
------------------------------------------------------------------------------------------------------------------------------------
  Apr-01         1         1.188         1.119       [  ]            [  ]             [  ]      [  ]         [  ]           [  ]
------------------------------------------------------------------------------------------------------------------------------------

                             AIRCRAFT CONFIGURATION

                                     between

                               THE BOEING COMPANY

                                       and

                                 ATLAS AIR, INC.


                   Exhibit A to Purchase Agreement Number 2021


                                       A
P.A. No. 2021

                             AIRCRAFT CONFIGURATION

                              Dated
                                    ------------

                                   relating to

                         BOEING MODEL 747-400F AIRCRAFT


     The Detail Specification is Detail Specification D019U002TLS44F-1dated as of TBD. Such Detail Specification will be comprised of Boeing Configuration Specification D019U002 dated TBD as amended to incorporate the Options to be listed below when configuration specification is complete, including the effects on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). Such Options will be set forth in Boeing Document D019UCR1TLS44F-1, dated TBD. As soon as practicable, Boeing will furnish to Buyer copies of the Detail Specification, which copies will reflect such Options. The Aircraft Basic Price will be revised to reflect and include all effects of such Options when configuration specification is complete, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment.

               AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

                                     between

                               THE BOEING COMPANY

                                       and

                                 ATLAS AIR, INC.


                   Exhibit B to Purchase Agreement Number 2021


                                       B
P.A. No. 2021

Exhibit B to
Purchase Agreement No. 2021
Page 1

               AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

                                   relating to

                         BOEING MODEL 747-400F AIRCRAFT


Both Boeing and Customer have certain documentation and approval responsibilities at various times during the construction cycle of Customer's Aircraft that are critical to making the delivery of each Aircraft a positive experience for both parties. This Exhibit B documents those responsibilities and indicates recommended completion deadlines for the actions to be accomplished.

                                      B-1
P.A. No. 2021

Exhibit B to
Purchase Agreement No. 2021
Page 2


      1. GOVERNMENT DOCUMENTATION REQUIREMENTS.

Certain actions are required to be taken by Customer in advance of the scheduled delivery month of each Aircraft with respect to obtaining certain government issued documentation.

         1.1. Airworthiness and Registration Documents.

              Not later than 6 months prior to delivery of each Aircraft, Customer will notify Boeing of the registration number to be painted on the side of the Aircraft. In addition, and not later than 3 months prior to delivery of each Aircraft, Customer will, by letter to the regulatory authority having jurisdiction, authorize the temporary use of such registration numbers by Boeing during the pre-delivery testing of the Aircraft.

Customer is responsible for furnishing any Temporary or Permanent Registration Certificates required by any governmental authority having jurisdiction to be displayed aboard the Aircraft after delivery.

         1.2. Certificate of Sanitary Construction.

              1.2.1. U.S. Registered Aircraft. Boeing will obtain from the United States Public Health Service, a United States Certificate of Sanitary Construction to be displayed aboard each Aircraft after delivery to Customer.

              1.2.2. Non-U.S. Registered Aircraft. If Customer requires a United States Certificate of Sanitary Construction at the time of delivery of the Aircraft, Customer will give written notice thereof to Boeing at least 3 months prior to delivery. Boeing will then use its reasonable best efforts to obtain the Certificate from the United States Public Health Service and present it to Customer at the time of Aircraft delivery.

         1.3. Customs Documentation.

              1.3.1. Import Documentation. If the Aircraft is intended to be exported from the United States, Customer must notify Boeing not later than 3 months prior to delivery of each Aircraft of any documentation required by the customs authorities or by any other agency of the country of import.

              1.3.2. General Declaration - U.S. If the Aircraft is intended to be exported from the United States, Boeing will prepare Customs Form 7507, General Declaration, for execution by U.S. Customs immediately prior to the ferry flight of the Aircraft.



                                      B-2
P.A. No. 2021

Exhibit B to
Purchase Agreement No. 2021
Page 3


For this purpose, Customer will furnish to Boeing not later than 20 days prior to delivery a complete crew and passenger list and a complete ferry flight itinerary, including point of exit from the United States for the Aircraft.

If Customer intends, during the ferry flight of an Aircraft, to land at a U.S. airport after clearing Customs at delivery, Customer must notify Boeing not later than 20 days prior to delivery of such intention. If Boeing receives such notification, Boeing will provide to Customer the documents constituting a Customs permit to proceed, allowing such Aircraft to depart after any such landing. Sufficient copies of completed Form 7507, along with passenger manifest, will be furnished Customer to cover U.S. stops scheduled for the ferry flight.

              1.3.3. Export Declaration - U.S. If the Aircraft is intended to be exported from the United States, Boeing will prepare Form 7525V and, immediately prior to the ferry flight, will submit such Form to U.S. Customs in Seattle in order to obtain clearance for the departure of the Aircraft, including any cargo, from the United States. U.S. Customs will deliver the Export Declaration to the U.S. Department of Commerce after export.

         2. INSURANCE CERTIFICATES.

            Unless provided earlier, Customer will provide to Boeing not later than 30 days prior to delivery of the first Aircraft, a copy of the requisite annual insurance certificate in accordance with the requirements of Article 8 of the AGTA.

         3. NOTICE OF FLYAWAY CONFIGURATION.

            Not later than 20 days prior to delivery of the Aircraft, Customer will provide to Boeing a configuration letter stating the requested "flyaway configuration" of the Aircraft for its ferry flight. This configuration letter should include:

                    (i) the name of the company which is to furnish fuel for the ferry flight and any scheduled post-delivery flight training, the method of payment for such fuel, and fuel load for the ferry flight;


                                      B-3
P.A. No. 2021

Exhibit B to
Purchase Agreement No. 2021
Page 4


              (ii) the cargo to be loaded and where it is to be stowed on board the Aircraft and address where cargo is to be shipped after flyaway;

              (iii) any BFE equipment to be removed prior to flyaway and returned to Boeing BFE stores for installation on Customer's subsequent Aircraft;

              (iv) a complete list of names and citizenship of each crew member and non-revenue passenger who will be aboard the ferry flight; and

              (v)   a complete ferry flight itinerary.

         4. DELIVERY ACTIONS BY BOEING.

            4.1. Schedule of Inspections. All FAA, Boeing, Customer and, if required, U.S. Customs Bureau inspections will be scheduled by Boeing for completion prior to delivery or departure of the Aircraft. Customer will be informed of such schedules.

            4.2. Schedule of Demonstration Flights. All FAA and Customer demonstration flights will be scheduled by Boeing for completion prior to delivery of the Aircraft.

            4.3. Schedule for Customer's Flight Crew. Boeing will inform Customer of the date that a flight crew is required for acceptance routines associated with delivery of the Aircraft.

            4.4. Fuel Provided by Boeing. Boeing will provide to Customer, without charge, the amount of fuel shown in U.S. gallons in the table below for the model of Aircraft being delivered and full capacity of engine oil at the time of delivery or prior to the ferry flight of the Aircraft.

     Aircraft Model                          Fuel Provided
     --------------                          -------------
           737                                   1,000
           747                                   4,000
           757                                   1,600
           767                                   2,000
           777                                   3,000



                                      B-4
P.A. No. 2021

Exhibit B to
Purchase Agreement No. 2021
Page 5


          4.5. Flight Crew and Passenger Consumables. Boeing will provide food, coat hangers, towels, toilet tissue, drinking cups and soap for the first segment of the ferry flight for the Aircraft.

          4.6. Delivery Papers, Documents and Data. Boeing will have available at the time of delivery of the Aircraft all delivery papers, documents and data for execution and delivery as described below. If title for the Aircraft will be transferred to Customer through a Boeing sales subsidiary and if the Aircraft will be registered with the FAA, Boeing will pre-position in Oklahoma City, Oklahoma, for filing with the FAA at the time of delivery of the Aircraft an executed original Form 8050-2, Aircraft Bill of Sale, indicating transfer of title to the Aircraft from Boeing's sales subsidiary to Customer.

          4.7. Delegation of Authority. If specifically requested in advance by Customer, Boeing will present a certified copy of a Resolution of Boeing's Board of Directors, designating and authorizing certain persons to act on its behalf in connection with delivery of the Aircraft.

       5. DELIVERY ACTIONS BY CUSTOMER.

          5.1. Aircraft Radio Station License. At delivery Customer will provide its Aircraft Radio Station License to be placed on board the Aircraft following delivery.

          5.2. Aircraft Flight Log. At delivery Customer will provide the Aircraft Flight Log for the Aircraft.

          5.3. Delegation of Authority. Customer will present to Boeing at delivery of the Aircraft an original or certified copy of Customer's Delegation of Authority designating and authorizing certain persons to act on its behalf in connection with delivery of the specified Aircraft.


                                      B-5
P.A. No. 2021

                           CUSTOMER SUPPORT VARIABLES

                                    between

                               THE BOEING COMPANY

                                      and

                                ATLAS AIR, INC.


           Supplemental Exhibit CS1 to Purchase Agreement Number 2021




                                      CS1
P.A. No. 2021

                           CUSTOMER SUPPORT VARIABLES

                                   relating to

                         BOEING MODEL 747-400F AIRCRAFT


Customer and Boeing will conduct planning conferences approximately 12 months before delivery of the first Aircraft, or as otherwise agreed, to develop and schedule a customized Customer Support Program to be furnished by Boeing in support of the Aircraft.

The customized Customer Services Program will be based upon and equivalent to the entitlements summarized below.

Part 1:   Maintenance and Flight Training Programs; Operations Engineering
          Support

     1.   Maintenance Training.

          1.1. Airplane General Familiarization Course; 1 class of 24 students;

          1.2. Mechanical/Power Plant Systems Course; 2 classes of 15 students;

          1.3.    Electrical Systems Course; 2 classes of 15 students;

          1.4.    Avionics Systems Course; 2 classes of 15 students;

          1.5. Corrosion Prevention & Control Course; 1 class of 10 students;

          1.6.    Aircraft Rigging Course; 1 class of 6 students;

          1.7. Composite Repair for Technicians - Basic; 1 class of 8 students;

          1.8.    Cargo Loading Course - 1 class of 10 students.

          1.9. Training materials will be provided to each student. In addition, one set of training materials used in Boeing's training program, including visual aids, Computer Based Training Courseware, instrument panel wall charts, text/graphics, video programs, etc. will be provided for use in Customer's own training program.


                                      CS1-1
P.A. No. 2021

     2.   Flight Training.

          2.1. Transition training for 8 flight crews (16 pilots) in 2 classes; The training will consist of ground school (utilizing computer based training), fixed base simulator, full flight simulator and actual aircraft training on Customer's Aircraft.

          2.2. Flight Dispatcher training; 2 classes of 6 students;

          2.3. Flight Attendant training; 2 classes of 12 students;

          2.4. Performance Engineer training in Boeing's regularly scheduled courses; schedules are published twice yearly.

          2.5. Training materials will be provided to each student. In addition, one set of training materials as used in Boeing's training program, including visual aids, Computer Based Training Courseware, instrument panel wall charts, text/graphics, video programs, etc. will be provided for use in Customer's own training program.

          2.6. Additional Flight Operations Services:

          a. Boeing flight crew personnel to assist in ferrying the first aircraft to Customer's main base;

          b. Instructor pilots for 90 calendar days for revenue service training assistance;

          c. An instructor pilot to visit Customer 6 months after revenue service training to review Customer's flight crew operations for a 2 week period.

     3.   Planning Assistance.

          3.1. Maintenance and Ground Operations.

          Upon request, Boeing will visit Customer's main base to evaluate aircraft maintenance facilities, develop recommendations and assist in maintenance planning.

     3.2. Spares.

          a) Recommended Spares Parts List (RSPL) customized RSPL, data and documents will be provided to identify spare parts required for Customer's support program.


                                     CS1-2
P.A. No. 2021

          b) Illustrated Parts Catalog (IPC) A customized IPC in accordance with ATA 100 will be provided.

          c) Provisioning Training Provisioning training will be provided for Customer's personnel at Boeing's facilities, where documentation and technical expertise are available. Training is focused on the initial provisioning process and calculations reflected in the Boeing RSPL.

          d) Spares Provisioning Conference A provisioning conference will be conducted, normally at Boeing's facilities where technical data and personnel are available.

      4.  Technical Data and Documents

          4.1. Flight Operations.
               Airplane Flight Manual
               Operations Manual
               Quick Reference Handbook
               Weight and Balance Manual
               Dispatch Deviation Procedures Guide
               Flight Crew Training Manual
               Baggage/Cargo Loading Manual
               Performance Engineer's Manual
               Jet Transport Performance Methods
               FMC Supplemental Data Document
               Operational Performance Software

          4.2. Maintenance.
               Aircraft Maintenance Manual
               Wiring Diagram Manual
               Systems Schematics Manual
               Connector Part Number Options Document
               Structural Repair Manual
               Overhaul/Component Maintenance Manual
               Standard Overhaul Practices Manual
               Standard Wiring Practices Manual
               Non-Destructive Test Manual
               Service Bulletins and Index
               Corrosion Prevention Manual
               Fault Isolation Manual
               Fuel Measuring Stick Calibration Document



                                     CS1-3
P.A. No. 2021

               Power Plant Buildup Manual Built-In Test Equipment
               (BITE) Manual Central Maintenance Computer System Reporting Table In Service Activity Report All Operator Letters Service Letters Structural Item Interim Advisory Maintenance Tips Combined Index

          4.3. Maintenance Planning.
               Maintenance Planning Data Document
               Maintenance Planning Data Tasks Masterfile
               Maintenance Task Cards and Index
               Maintenance Inspection Intervals Report

          4.4. Spares.
               Illustrated Parts Catalog
               Standards Books

          4.5. Facilities and Equipment Planning.
               Facilities and Equipment Planning Document
               Special Tool and Ground Handling Equipment
               Drawings and Index
               Supplementary Tooling Documentation
               System Test Equipment Document
               Illustrated Tool and Equipment List/Manual
               Aircraft Recovery Document
               Airplane Characteristics for Airport Planning
               Document
               Airplane Rescue and Fire Fighting Document
               Engine Handling Document


          4.6. Computer Software Index.

          4.7. Supplier Technical Data.
               Service Bulletins
               Ground Support Equipment Data
               Provisioning Information
               Component Maintenance/Overhaul Manuals and Index
               Publications Index
               Product Support Supplier Directory


                                     CS1-4
P.A. No. 2021

                               ENGINE ESCALATION,
                      ENGINE WARRANTY AND PATENT INDEMNITY

                                     between

                               THE BOEING COMPANY


                                       and

                                 ATLAS AIR, INC.


           Supplemental Exhibit EE1 to Purchase Agreement Number 2021




                                      EE1
P.A. No. 2021

                               ENGINE ESCALATION,
                      ENGINE WARRANTY AND PATENT INDEMNITY


                                   relating to

                         BOEING MODEL 747-400F AIRCRAFT


    1.   ENGINE ESCALATION.

(a) The Aircraft Basic Price of each Aircraft set forth in Table 1 of the Purchase Agreement includes an aggregate price for CF6-80C2 engines and all accessories, equipment and parts provided by the engine manufacturer. The adjustment in Engine price applicable to each Aircraft (Engine Price Adjustment) will be determined at the time of Aircraft delivery in accordance with the following formula:

         P(e) =         (P(b) x  CPI  ) - P(b)
                        Base Year Index (CPI), as set forth in Table 1 of the Purchase Agreement

(b) The following definitions will apply herein:

         P(e)  =        Engine Price Adjustment
         P(b)  =        Engine Base Price (per Aircraft), as set forth in Table
                        1 of the Purchase Agreement.

         CPI is the Composite Price Index, a value determined using the Bureau of Labor Statistics, U.S. Department of Labor actual data in accordance with the formula below. The Index values utilized in the formula will be the numbers shown in the actual data for the ninth month prior to the month of scheduled Aircraft delivery or the ninth month prior to the Base Year Dollars month set forth in Table 1.

                 CPI = L + C + M + E

                 L = The Labor Index will be equal to the quotient of the value associated with the Aircraft Delivery Month divided by the value associated with the Base Year Dollar month in "Hourly Earnings of Aircraft Engines and Engine Parts Production Workers" SIC 3724, multiplied by 100 and then by 30%.


                                     EE1-1
P.A. No. 2021

                 C = The Industrial Commodities Index will be equal to 30% of the Producer Price Index for "all commodities other than Farm and Foods," Code 3-15 associated with the scheduled Aircraft delivery month.

                 M = The Metals and Metal Products Index will be equal to 30% of the Producer Price Index for "Metals and Metal Products," Code 10 associated with the scheduled Aircraft delivery month.

                 E = The Fuel Index will be equal to 10% of the Producer Price Index for "Fuel and Related Products and Power," Code 5 associated with the scheduled Aircraft delivery month.

The Engine Price Adjustment will not be made if it would result in a decrease in the Engine Base Price.

(c) The values of the Average Hourly Earnings and Producer Price Indices used will be those published as of a date 30 days prior to the scheduled Aircraft delivery to Customer. Such values will be considered final and no Engine Price Adjustment will be made after Aircraft delivery for any subsequent changes in published Index values.

(d) In the event the Engine price escalation provisions are made non-enforceable or otherwise rendered null and void by any agency of the United States Government, or if the U.S. Department of Labor, Bureau of Labor Statistics (i) substantially revises the methodology (in contrast to benchmark adjustments or other corrections of previously published data) or (ii) discontinues publication of any of the data referred to above, General Electric Company (GE) agrees to meet jointly with Boeing and Customer, (to the extent such parties may lawfully do so,) to jointly select a substitute for the revised or discontinued data; such substitute data to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original data as it may have fluctuated had it not been revised or discontinued. If such Engine price escalation provisions, methodology or data publication are subsequently reinstated, Boeing will make adjustments consistent with the agreements defined in this Supplemental Exhibit EE1.

NOTE: The factor (CPI divided by the base year index) by which the Engine Base Price is to be multiplied will be expressed as a decimal and rounded to the nearest thousandth. Any rounding of a number, as required under this Supplemental Exhibit EE1 with respect to escalation of the Engine price, will be accomplished as follows: if the first digit of the portion to be dropped from the number to be rounded is five or greater, the preceding digit will be raised to the next higher number.


                                     EE1-2
P.A. No. 2021

         2.       ENGINE WARRANTY AND PRODUCT SUPPORT PLAN.

Boeing has obtained from GE the right to extend to Customer the provisions of GE's Warranty and Product Support Plan; subject, however, to Customer's acceptance of the conditions set forth herein and in such Warranty and Product Support Plan. Accordingly, Boeing hereby extends to Customer and Customer hereby accepts the provisions of GE's Warranty and Product Support Plan hereinafter set forth, and such Warranty and Product Support Plan shall apply to all CF6 turbofan engines including all Modules and Parts thereof (Engines) installed in the Aircraft at the time of delivery or purchased from Boeing by Customer for support of the Aircraft except that, if Customer and GE have executed a General Terms Agreement, then the terms of that Agreement shall be substituted for and supersede the below-stated provisions and such provisions shall be of no force or effect and neither Boeing nor GE shall have any obligation arising therefrom. In consideration for Boeing's extension of the GE Warranty and Product Support Plan to Customer, Customer hereby releases and discharges Boeing from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of such CF6 turbofan engines and Customer hereby waives, releases and renounces all its rights in all such claims, obligations and liabilities.

         2.1. Title. GE warrants that at the date of delivery, GE has legal title to and good and lawful right to sell its CF6 engine products and furthermore warrants that such title is free and clear of all claims, liens and encumbrances of any nature whatsoever.

         2.2.     Patents.

                  2.2.1. GE will handle all claims and defend any suit or proceeding brought against Customer insofar as based on a claim that any product or part furnished under this Agreement constitutes an infringement of any patent of the United States, and will pay all damages and costs awarded therein against Customer. This paragraph will not apply to any product or any part manufactured to Customer's design or to the aircraft manufacturer's design. As to such product or part, GE assumes no liability for patent infringement.

                  2.2.2. GE's liability hereunder is conditioned upon Customer promptly notifying GE in writing and giving GE authority, information and assistance (at GE's expense) for the defense of any suit. In case said equipment or part is held in such suit to constitute infringement and the use of said equipment or part is enjoined, GE shall expeditiously, at its own expense and at its option, either (1) procure for Customer the rights to continue using said product or part; (2) replace the same with satisfactory and noninfringing product or part; or
                  (3) modify the same so it becomes satisfactory and noninfringing.


                                     EE1-3
P.A. No. 2021

                  The foregoing shall constitute the sole remedy of Customer and the sole liability of GE for patent infringement.

                  2.2.3. The above provisions also apply to products which are the same as those covered by this Agreement and are delivered to Customer as part of the installed equipment on CF6 powered Aircraft.

         2.3. Initial Warranty. GE warrants that CF6 engine products will conform to GE's applicable specifications and will be free from defects in material and workmanship prior to Customer's initial use of such products. The provisions of the GE CF6 Product Support Plan shall apply.

         2.4. Product Support Plan. GE warrants and extends to Customer the provisions of GE's CF6 Product Support Plan in effect on the date of the execution of this Purchase Agreement.

         2.5. Warranty Pass On. GE will, upon the written request of Customer, extend Warranty coverage to Engines, Modules and Parts sold by Customer to another operator to the extent only, however, that such coverage exists at the time of such sale and subject to the provisions of the Warranty.

         2.6. Limitations. THE PROVISIONS SET FORTH HEREIN ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER WARRANTIES WHETHER WRITTEN, ORAL OR IMPLIED. THERE ARE NO IMPLIED WARRANTIES OF FITNESS OR MERCHANTABILITY. SAID PROVISIONS SET FORTH THE MAXIMUM LIABILITY OF GE WITH RESPECT TO CLAIMS OF ANY KIND, INCLUDING NEGLIGENCE, ARISING OUT OF MANUFACTURE, SALE, POSSESSION, USE OR HANDLING OF THE PRODUCTS OR PARTS THEREOF OR THEREFOR, AND IN NO EVENT SHALL GE'S LIABILITY TO CUSTOMER EXCEED THE PURCHASE PRICE OF THE PRODUCT GIVING RISE TO CUSTOMER'S CLAIM OR INCLUDE INCIDENTAL OR CONSEQUENTIAL DAMAGES.


                                     EE1-4
P.A. No. 2021

                         SERVICE LIFE POLICY COMPONENTS

                                     between

                               THE BOEING COMPANY

                                       and

                                 ATLAS AIR, INC.


           Supplemental Exhibit SLP1 to Purchase Agreement Number 2021









                                      SLP1
P.A. No. 2021

                         COVERED SERVICE LIFE COMPONENTS

                                   relating to

                            BOEING MODEL 747 AIRCRAFT


This is the listing of Covered Components for the Aircraft which relate to Part 3, Boeing Service Life Policy of Exhibit C, Product Assurance Document to the AGTA and is a part of Purchase Agreement No. 2021.

     1.   Wing.

          (a) Upper and lower wing skins and stiffeners between the forward and rear wing spars.

          (b)  Wing spar webs, chords, and stiffeners.

          (c)  Inspar wing ribs.

          (d)  Inspar splice plates and fittings.

          (e) Engine strut support fittings attached directly to wing primary structure.

          (f)  Wing to body structural attachments.

          (g)  Wing landing gear support structure.

          (h) Wing center section lower beams, spanwise beams and floor beams but not the seat tracks attached to the beams.

          (i)  Spoiler support beam.

          (j) Support structure in the wing for spoilers and spoiler actuators, for aileron hinges and reaction links; and for leading edge devices and trailing edge flaps and winglet support fittings./

          (k)  Trailing edge flap tracks and carriages.

          (l) Aileron, leading edge device and trailing edge flap internal, fixed attachment and actuator support structure.


                                     SLP1-1
P.A. No. 2021

     2.   Body.

          (a) External surface skins and doublers, longitudinal stiffeners, longerons and circumferential rings and frames between the forward pressure bulkhead and the vertical stabilizer rear spar bulkhead and structural support and enclosure for the APU but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

          (b) Window and windshield structure, but excluding the windows and windshields.

          (c) Fixed attachment structure of the passenger doors, cargo doors and emergency exits, excluding door mechanisms and movable hinge components. Sills and frames around the body openings for the passenger doors, cargo doors and emergency exists, excluding scuff plates and pressure seals.

          (d) Nose wheel well structure including the wheel well walls, pressure deck, bulkheads, and landing gear beam support structure.

          (e) Wheel well structure for the wing and body gears including the ceiling, bulkheads and gear support structure.

          (f) Floor beams and support posts in the control cab, upper deck accommodation area and passenger cabin area, but excluding seat tracks.

          (g)  Forward and aft pressure bulkheads.

          (h) Keel structure between the wing front spar bulkhead and the main gear wheel well aft bulkhead, including splices.

          (i)  Tension ties aft of upper deck accommodation area.

          (j) Wing front, and rear spar support bulkheads, and vertical and horizontal stabilizer front and rear spar support bulkheads including terminal fittings but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

          (k) Support structure in the body for the stabilizer pivot and stabilizer screw.


                                     SLP1-2
P.A. No. 2021

     3.   Vertical Tail.

          (a)  Skins and stiffeners between the auxiliary and rear spars.

          (b) Front, rear and auxiliary spar chords, webs and stiffeners and attachment fittings between vertical stabilizer and body.

          (c)  Inspar ribs.

          (d)  Stabilizer to body attachment fittings and auxiliary spar link.

          (e) Support structure in the vertical stabilizer for rudder hinges, reaction links and actuator.

          (f)  Rudder internal, fixed attachment and actuator support structure.

          (g)  Rudder hinges and supporting ribs, excluding bearings.

     4.   Horizontal Stabilizer.

          (a) Upper and lower skins and stiffeners between the auxiliary and rear spars.

          (b)  Front, rear and auxiliary spar chords, webs and stiffeners.

          (c)  Inspar ribs.

          (d) Stabilizer center section and fittings splicing to outboard stabilizer including pivot and screw support structure.

          (e) Support structure in the horizontal stabilizer for the elevator hinges, reaction links and actuators.

          (f) Elevator internal, fixed attachment and actuator support structure.

     5.   Engine Strut.

          (a)  Strut external surface skin and doublers and stiffeners.

          (b)  Internal strut chords, frames and bulkheads.

          (c)  Strut to wing fittings and diagonal brace.

          (d) Engine mount support fittings attached directly to strut structure.


                                     SLP1-3
P.A. No. 2021

          (e) For Aircraft equipped with General Electric or Pratt & Whitney engines only, the engine-mounted support fittings.

     6.   Main Landing Gear (Wing Mounted).

          (a)  Outer cylinder.

          (b)  Inner cylinder.

          (c)  Truck beam.

          (d)  Axles.

          (e)  Walking beam and trunnion fork.

          (f)  Drag brace.

          (g)  Upper and lower side struts including spindles and universals.

          (h)  Orifice support.

     7.   Main Landing Gear (Body Mounted).

          (a)  Outer cylinder.

          (b)  Inner cylinder.

          (c)  Truck beam.

          (d)  Axles.

          (e)  Upper and lower drag struts including spindles and universals.

          (f)  Side brace.

          (g)  Orifice support.

     8.   Nose Landing Gear.

          (a)  Outer cylinder.

          (b)  Inner cylinder.

          (c)  Orifice support tube.


                                     SLP1-4
P.A. No. 2021

          (d)  Upper and lower drag strut, including lock links.

          (e)  Side struts.

          (f)  Upper and lower tripod.

          (g)  Steering plates and steering collar.

          (h)  Torsion links.

          (i)  Axles.

NOTE: The Service Life Policy does not cover any bearings, bolts, bushings, clamps, brackets, actuating mechanisms or latching mechanisms used in or on the Covered Components.



                                     SLP1-5
P.A. No. 2021

2021-1



Atlas Air, Inc.
538 Commons Drive
Golden, Colorado  80401


Subject: Seller Purchased Equipment

Reference: Purchase Agreement No. 2021 (the Purchase Agreement) between The
           Boeing Company (Boeing) and Atlas Air, Inc. (Customer) relating to Model 747-400F aircraft (the Aircraft)


This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Definition of Terms:

Seller Purchased Equipment (SPE): Buyer Furnished Equipment (BFE) that Boeing purchases for Customer.

Developmental Buyer Furnished Equipment (DBFE): BFE not previously certified for installation on the same model aircraft.

Developmental Seller Purchased Equipment (DSPE): DBFE which is converted to SPE. This Letter Agreement does not include developmental avionics. Developmental avionics are avionics that have not been previously certified for installation on the same model aircraft.

1.   Price.

     Advance Payments. An estimated SPE price will be included in the Advance Payment Base Price for the purpose of establishing the advance payments for the Aircraft. The estimated price of this SPE for the Aircraft is United States [ ] expressed in 1995 dollars.

     Aircraft Price. The Aircraft Price will be adjusted to reflect (i) the actual costs charged Boeing by the SPE suppliers, (ii) a handling fee of [ ] of such costs and (iii)

P.A. No. 2021
Seller Purchased Equipment

2021-1
Page 2

transportation charges. If all DBFE, except for developmental avionics, is converted to SPE, Boeing will waive the handling fee for all SPE.

2.   Responsibilities.

     2.1. Customer is responsible for:

          (i)  selecting the supplier on or before:

          N/A (SFE)         for galleys
          June 6, 1997      for seats;

          (ii)  selecting a FAA certifiable part; and

          (iii) providing to Boeing the SPE part specification/Customer requirements.

     2.2. Boeing is responsible for:

          (i)   placing and managing the purchase order with the supplier;

          (ii)  coordinating with the suppliers on technical issues;

          (iii) ensuring that the delivered SPE complies with the part specification;

          (iv)  obtaining certification of the Aircraft with the SPE installed;
                and

          (v) obtaining for Customer the supplier's standard warranty for the SPE. SPE is deemed to be BFE for purposes of Part 2 of Exhibit C, the Product Assurance Document.

3.   Supplier Selection For SPE Galleys and Seats.

     In addition to those responsibilities described above, for SPE galleys and seats the following provisions apply with respect to Customer's selection of suppliers:

     Galley Requirements. Customer will provide Boeing the definitive galley configuration requirements not later than June 6, 1997.



P.A. No. 2021
Seller Purchased Equipment

2021-1
Page 3


     Bidder's List. For information purposes, Boeing will submit to Customer a bidder's list of existing suppliers of seats and galleys within 120 days of the supplier selection date shown above.

     Request for Quotation (RFQ). Approximately 90 days prior to the supplier selection date, Boeing will issue its RFQ inviting potential bidders to submit bids for the galleys and seats within 30 days of the selection date.

     Recommended Bidders. Not later than 15 days prior to the supplier selection date, Boeing will submit to Customer a list of recommended bidders from which to choose a supplier for the galleys and seats. The recommendation is based on an evaluation of the bids submitted using price, weight, warranty and schedule as the criteria.

     Supplier Selection. If Customer selects a seat or galley supplier that is not on the Boeing recommended list, such seat or galley will become BFE and the provisions of Exhibit A, Buyer Furnished Equipment Provisions Document, of the AGTA will apply.

4.   Changes.

     After this Letter Agreement is signed, changes to SPE may only be made by and between Boeing and the suppliers. Customer's contacts with SPE suppliers relating to design (including selection of materials and colors), weights, prices or schedules are for informational purposes only. If Customer wants any changes made, requests must be made directly to Boeing for coordination with the supplier.

5.   Proprietary Rights.

     Boeing's obligation to purchase SPE will not impose upon Boeing any obligation to compensate Customer or any supplier for any proprietary rights Customer may have in the design of the SPE.

6.   Remedies.

     If Customer does not comply with the obligations above, Boeing may:

          (i)  delay delivery of the Aircraft;

          (ii) deliver the Aircraft without installing the SPE;



P.A. No. 2021
Seller Purchased Equipment

2021-1
Page 4


          (iii) substitute a comparable part and invoice Customer for the cost;

          (iv) increase the Aircraft Price by the amount of Boeing's additional costs attributable to such noncompliance.

7.   Customer's Indemnification of Boeing.

     Except as provided in Article 8.1.1 of AGTA-TLS, Customer will indemnify and hold harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys' fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Customer but not employees of Boeing, or for loss of or damage to any property, including Aircraft (but not the Aircraft before delivery), arising out of or in any way connected with any nonconformance or defect in any SPE and whether or not arising in tort or occasioned in whole or in part by the negligence of Boeing. This indemnity will not apply with respect to any nonconformance or defect caused solely by Boeing's installation of the SPE.




P.A. No. 2021
Seller Purchased Equipment

2021-1
Page 5



Very truly yours,

THE BOEING COMPANY


By  /s/ Dawn S. Foster
    ----------------------------

Its  Attorney-In-Fact
    ----------------------------

ACCEPTED AND AGREED TO this


Date:    June 6  , 1997


ATLAS AIR, INC.


By  /s/ M.A. Chowdry
    ----------------------------

Its  CEO
    ----------------------------






P.A. No. 2021
Seller Purchased Equipment

2021-2


Atlas Air, Inc.
538 Commons Drive
Golden, Colorado  80401


Subject:          Option Aircraft

Reference:        Purchase Agreement No. 2021 (the Purchase Agreement) between
                  The Boeing Company (Boeing) and Atlas Air, Inc. (Customer) relating to Model 747-400F aircraft (the Aircraft)


This Letter Agreement amends the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement. Boeing agrees to manufacture and sell to Customer additional Model 747-400F aircraft as Option Aircraft. The delivery months, number of aircraft, Advance Payment Base Price per aircraft, advance payment schedule, and option exercise dates are listed in the Attachment to this Letter Agreement.

1.   Aircraft Description and Changes

     1.1. Aircraft Description: The Option Aircraft are described by the Detail Specification listed in the Attachment.

     1.2. Changes: The Detail Specification will be revised to include:

          (i) Changes applicable to the basic Model 747-400F aircraft which are developed by Boeing between the date of the Detail Specification and the signing of the definitive agreement to purchase the Option Aircraft;

          (ii)  Changes required to obtain required regulatory certificates; and

          (iii) Changes mutually agreed upon.

2.   Price

     2.1. The pricing elements of the Option Aircraft are listed in the Attachment.

     2.2. Price Adjustments.



P.A. No. 2021
Option Aircraft

2021-2
Page 2


     2.2.1. Optional Features. The price for Optional Features selected for the Option Aircraft will be adjusted to Boeing's current prices as of the date of execution of the definitive agreement for the Option Aircraft.

     2.2.2. Escalation Adjustments. The Airframe Price and the price of Optional Features for Option Aircraft delivering before January, 2003, will be escalated on the same basis as the Aircraft.

The engine manufacturer's current escalation provisions, listed in Exhibit Supplement EE1 have been estimated to the months of scheduled delivery using commercial forecasts to calculate the Advance Payment Base Price listed in the Attachment to this Letter Agreement. The engine escalation provisions will be revised if they are changed by the engine manufacturer prior to the signing of a definitive agreement for the Option Aircraft.

     2.2.3. Base Price Adjustments. The Airframe Price and the Engine Price of the Option Aircraft delivering before [ ], will be adjusted using current commercial forecasts as of the date of signing of the definitive agreement for the Option Aircraft.

     2.2.4. Prices for Long Lead Time Aircraft. Boeing and the engine manufacturer have not established prices and escalation provisions for Model 747-400F aircraft and engines for delivery in the year [ ] and after. When prices and the pricing bases are established for the Model 747-400F aircraft delivering in the year [ ] and after, the information listed in the Attachment will be appropriately amended.

3.   Payment.

     3.1. Customer will pay a deposit to Boeing in the amount shown in the Attachment for each Option Aircraft (Deposit), on the date of this Letter Agreement. If Customer exercises an option, the Deposit will be credited against the first advance payment due. If Customer does not exercise an option, Boeing will retain the Deposit for that Option Aircraft.

     3.2. Following option exercise, advance payments in the amounts and at the times listed in the Attachment will be payable for the Option Aircraft. The remainder of the Aircraft Price for the Option Aircraft will be paid at the time of delivery.



P.A. No. 2021
Option Aircraft

2021-2
Page 3


4.   Option Exercise.

     4.1. Customer may exercise an option by giving written notice to Boeing on or before the option exercise dates listed in the Attachment (Option Exercise
Date).

     4.2. If Boeing must make production decisions which are dependent on Customer exercising an option earlier than the Option Exercise Date, Boeing may accelerate the Option Exercise Date subject to Customer's agreement. If Boeing and Customer fail to agree to a revised Option Exercise Date, either party may terminate the option and Boeing will refund to Customer, without interest, any Deposit and advance payments received by Boeing with respect to the terminated Aircraft.



P.A. No. 2021
Option Aircraft

2021-2
Page 4


5.   Contract Terms.

Boeing and Customer will use their best efforts to reach a definitive agreement for the purchase of an Option Aircraft, including the terms and conditions contained in this Letter Agreement, in the Purchase Agreement, and other terms and conditions as may be agreed upon. In the event the parties have not entered into a definitive agreement within 30 days following option exercise, either party may terminate the purchase of such Option Aircraft by giving written notice to the other within 5 days.

Very truly yours,

THE BOEING COMPANY


By  /s/ Dawn S. Foster
    -----------------------------

Its  Attorney-In-Fact
    -----------------------------

ACCEPTED AND AGREED TO this


Date:    June 6, 1997


ATLAS AIR, INC.


By  /s/ M.A. Chowdry
    -----------------------------

Its  CEO
    -----------------------------



Attachment




P.A. No. 2021
Option Aircraft


                                                               Attachment 1GE to
                                                            Letter Agreement 2021-2
                                            Aircraft Delivery, Description, Price and Advance Payments



Airframe Model/MTGW:                                     747-400F   850,000            Detail Specification:      D019U002(5/7/97)
Engine Model/Thrust Level:                             CF6-80C2BIF   57,900            Price Base Year:           Jul-95
Airframe Base Price:                                                    [ ]
Optional Features:                                                      [ ]            Airframe Escalation Data:
                                                                    --------           ------------------------
Sub-Total of Airframe and Features:                                     [ ]            Base Year Index (ECI):             130.10
Engine Price (Per Aircraft):                                            [ ]            Base Year Index (ICI):             123.60
Buyer Furnished Equipment (BFE) Estimate                                [ ]
Seller Purchased Equipment (SPE) Estimate:                              [ ]            Engine Escalation Data:
Aircraft Basic Price (Excluding BFE/SPE):                               [ ]            Base Year Index (CPI):             129.660

Refundable Deposit per A/C at Proposal Acceptance:                      [ ]


------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Advamce Payment Per Aircraft
------------------------------------------------------------------------------------------------------------------------------------
                        Escalation   Escalation   Escalation   Escalation Estimate       (Amts. Due/Mos. Prior to Delivery):
------------------------------------------------------------------------------------------------------------------------------------
 Delivery    Number of    Factor       Factor       Credit      Adv Payment Base     At Signing   24 Mos.  21/18/15/12/9/6   Total
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                Mos.
------------------------------------------------------------------------------------------------------------------------------------
   Date      Aircraft   (Airframe)    (Engine)    Memorandum      Price Per A/P          1%         4%           5%           35%
------------------------------------------------------------------------------------------------------------------------------------
  Jul-99         1        1.1029        1.08         [  ]             [  ]              [  ]       [  ]         [  ]         [  ]
------------------------------------------------------------------------------------------------------------------------------------
  Aug-99         1        1.108         1.084        [  ]             [  ]              [  ]       [  ]         [  ]         [  ]
------------------------------------------------------------------------------------------------------------------------------------
  Sep-99         1        1.1126        1.087        [  ]             [  ]              [  ]       [  ]         [  ]         [  ]
------------------------------------------------------------------------------------------------------------------------------------
  May-00         1        1.1505        1.096        [  ]             [  ]              [  ]       [  ]         [  ]         [  ]
------------------------------------------------------------------------------------------------------------------------------------
  Jul-00         1        1.1587        1.103        [  ]             [  ]              [  ]       [  ]         [  ]         [  ]
------------------------------------------------------------------------------------------------------------------------------------
  Mar-01         1        1.1848        1.119        [  ]             [  ]              [  ]       [  ]         [  ]         [  ]
------------------------------------------------------------------------------------------------------------------------------------
  May-01         1        1.1912        1.122        [  ]             [  ]              [  ]       [  ]         [  ]         [  ]
------------------------------------------------------------------------------------------------------------------------------------
  Jul-01         1        1.1954        1.134        [  ]             [  ]              [  ]       [  ]         [  ]         [  ]
------------------------------------------------------------------------------------------------------------------------------------
  Aug-01         1        1.1956        1.137        [  ]             [  ]              [  ]       [  ]         [  ]         [  ]
------------------------------------------------------------------------------------------------------------------------------------
  Mar-02         1        1.1986        1.15         [  ]             [  ]              [  ]       [  ]         [  ]         [  ]
------------------------------------------------------------------------------------------------------------------------------------

                                Attachment 1GE to
                             Letter Agreement 2021-2
           Aircraft Delivery, Description, Price and Advance Payments





   Delivery                         Option Exercise
     Date                              Due on or
                                       Before the
                                     Following Date
-------------
    July-99                               [ ]
-------------
    Aug-99                                [ ]
-------------
    Sep-99                                [ ]
-------------
    May-00                                [ ]
-------------
    Jul-00                                [ ]
-------------
    Mar-01                                [ ]
-------------
    May-01                                [ ]
-------------
    Jul-01                                [ ]
-------------
    Aug-01                                [ ]
-------------
    Mar-02                                [ ]
-------------

2021-3


Atlas Air, Inc.
538 Commons Drive
Golden, Colorado  80401


Subject:     Escalation Sharing

Reference:   Purchase Agreement No. 2021 (the Purchase Agreement) between
             The Boeing Company (Boeing) and Atlas Air, Inc. (Customer) relating to Model 747-400F aircraft (the Aircraft)


This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.   Commitment.

     Boeing agrees to share one-half of the escalation, up to a maximum of 3 percent per year, in each of the years 1997 and 1998 according to the terms in paragraph 2 below. This applies to any of Customer's aircraft which are scheduled to deliver after December 31, 1996. For the purpose of this Letter Agreement such aircraft are referred to as "Eligible Aircraft."

All escalation calculations under this Letter Agreement will be made in accordance with Exhibit D to the AGTA between Boeing and Customer, using actual escalation indices published for the applicable period.

2.   Escalation Credit Memo.

     2.1. Calculation - Eligible Aircraft Delivering in 1997.

          At the time of delivery of each Eligible Aircraft delivering in 1997, Boeing will issue to Customer a credit memorandum (the 1997 Credit Memorandum) which will be applied to the Aircraft Price of such Eligible Aircraft. The 1997 Credit Memorandum is calculated as follows:


P.A. No. 2021
Escalation Sharing

2021-3
Page 2

     One-half of the difference between the airframe and special features escalation calculated for a December 1996 aircraft delivery position, and the escalation calculated for the month of delivery of the 1997 Eligible Aircraft; provided however,

     The maximum amount of the 1997 Credit Memorandum does not exceed 3 percent pursuant to the following calculation:

     At the time of the delivery of the 1997 Eligible Aircraft, the Base Airframe Price and Special Features prices will be escalated to a December 1996 delivery month. The December 1996 escalated price will be referred to in the following formula as the "December 1996 Index Amount". The 1997 Credit Memorandum for the 1997 Eligible Aircraft will not exceed an amount equal to:

     the December 1996 Index Amount times 0.03

     2.2. Calculation - Eligible Aircraft Delivering in 1998.

          At the time of delivery of each Eligible Aircraft delivering in 1998, Boeing will issue to Customer a credit memorandum (the 1998 Credit Memorandum) which shall be applied to the Aircraft Price of such Eligible Aircraft. The 1998 Credit Memorandum shall be calculated as follows:

          (i) One-half of the difference between the airframe and special features escalation calculated for a December 1997 aircraft delivery position, and the escalation calculated for the month of delivery of the 1998 Eligible Aircraft;

     provided however,

     The maximum amount of the 1998 Credit Memorandum shall not exceed 3 percent pursuant to the following calculation:

          At the time of the delivery of the 1998 Eligible Aircraft, the Base Airframe Price and Special Features prices will be escalated to a December 1997 delivery month. The December 1997 escalated price will be referred to in the following formula as the "December 1997 Index Amount." The 1998 Credit Memorandum for the 1998 Eligible Aircraft will not exceed an amount equal to:

          the December 1997 Index Amount times 0.03;




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         and,

            (ii) The amount calculated above in paragraph 2.1 for the 1997 Credit Memorandum calculated through December, 1997.

     2.3.   Eligible Aircraft Delivering after 1998.

            For Eligible Aircraft delivering after the calendar year 1998, the amount of the Credit Memorandum will be the amount calculated pursuant to paragraph 2.2 above through December 1998. This credit memorandum amount will be escalated from December 1998 to the month of delivery.

     2.4.   Advance Payment Base Price.

     It is agreed that the Advance Payment Base Prices for the Eligible Aircraft set forth in the Purchase Agreement include an estimate for the escalation sharing Credit Memorandum pursuant to this Letter Agreement.

3.   Escalating Credits (STE).

     It is agreed that the credit memoranda specified in Letter Agreement No. 6-1162-DSF-083 which is expressed as a percentage of the escalated Aircraft Price of the Eligible Aircraft, will be calculated using the same factors used to develop the adjusted airframe escalation pursuant to this Letter Agreement.




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Very truly yours,

THE BOEING COMPANY


By  /s/ Dawn S. Foster
    --------------------------

Its  Attorney-In-Fact
    --------------------------

ACCEPTED AND AGREED TO this


Date:    June 6  , 1997


ATLAS AIR, INC.


By  /s/ M.A. Chowdry
    --------------------------

Its  CEO
    --------------------------

Attachment




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2021-4


Atlas Air, Inc.
538 Commons Drive
Golden, Colorado  80401

Subject:    Demonstration Flights

Reference:  Purchase Agreement No. 2021 (the Purchase Agreement) between
            The Boeing Company (Boeing) and Atlas Air, Inc. (Customer) relating to Model 747-400F aircraft (the Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Definition of Terms:

Correction Costs: Customer's direct labor costs and the cost of any material required to correct a Flight Discrepancy where direct labor costs are equal to the warranty labor rate in effect between the parties at the time such labor is expended.

Flight Discrepancy: A failure or malfunction of an Aircraft, or the accessories, equipment or parts installed on the Aircraft which results from a defect in the Aircraft, Boeing Product, engine or Supplier Product or a nonconformance to the Detail Specification for the Aircraft.

The AGTA provides that each aircraft will be test flown prior to delivery for the purpose of demonstrating the functioning of such Aircraft and its equipment to Customer; however, Customer may elect to waive this test flight. For each test flight waived, Boeing agrees to provide Customer an amount of jet fuel at delivery that, in addition to the standard fuel entitlement, totals the following amount of fuel:

-------------------------------------------------------------------------
               Aircraft Model                 Total Fuel Entitlement
                                                  (U.S. Gallons)
-------------------------------------------------------------------------
                     737                            Full tank
-------------------------------------------------------------------------
                     747                              22,000
-------------------------------------------------------------------------
                     757                              8,000
-------------------------------------------------------------------------
                     767                              9,000
-------------------------------------------------------------------------
                     777                              14,000
-------------------------------------------------------------------------

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Further, Boeing agrees to reimburse Customer for any Correction Costs incurred as a result of the discovery of a Flight Discrepancy during the first flight of the aircraft by Customer following delivery to the extent such Correction Costs are not covered under a warranty provided by Boeing, the engine manufacturer or any of Boeing's suppliers.

Should a Flight Discrepancy be detected by Customer which requires the return of the Aircraft to Boeing's facilities at Seattle, Washington, so that Boeing may correct such Flight Discrepancy, Boeing and Customer agree that title to and risk of loss of such Aircraft will remain with Customer. In addition, it is agreed that Boeing will have responsibility for the Aircraft while it is on the ground at Boeing's facilities in Seattle, Washington, as is chargeable by law to a bailee for mutual benefit, but Boeing shall not be chargeable for loss of use.

To be reimbursed for Correction Costs, Customer shall submit a written itemized statement describing any flight discrepancies and indicating the Correction Cost incurred by Customer for each discrepancy. This request must be submitted to Boeing's Contracts Regional Director at Renton, Washington, within ninety (90) days after the first flight by Customer.




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Very truly yours,

THE BOEING COMPANY


By  /s/ Dawn S. Foster
    -------------------------

Its  Attorney-In-Fact
    -------------------------


ACCEPTED AND AGREED TO this


Date:    June 6  , 1997


ATLAS AIR, INC.


By  /s/ M.A. Chowdry
    --------------------------

Its  CEO
    --------------------------


Attachment



P.A. No. 2021
Demo Flight Waiver

2021-5



Atlas Air, Inc.
538 Commons Drive
Golden, Colorado  80401

Subject:    Spares Initial Provisioning

Reference:  Purchase Agreement 2021 (the Purchase Agreement) between
            The Boeing Company (Boeing) and Atlas Air, Inc. (Customer) relating to Model 747-400F aircraft (the Aircraft)

This Letter Agreement amends the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.       Applicability.

This letter will apply to initial provisioning for the Model 747-400F Aircraft covered by the Purchase Agreement.

2.       Initial Provisioning Meeting.

         Boeing will conduct an initial provisioning meeting (Initial Provisioning Meeting) with Customer to establish mutually agreeable procedures to accomplish Customer's initial provisioning of spare parts for the Aircraft. The parties will agree, during the Initial Provisioning Meeting on the operational data to be provided by Customer for Boeing's use in preparing its quantity recommendations for initial provisioning of spare parts for the Aircraft, exclusive of special tools, ground support equipment, engines and engine parts (Provisioning Items). Such operational data to be provided by Customer will be the data described in Section E of Boeing Manual D6-49090, entitled "Initial Provisioning Implementation Manual, Boeing Model 757, 767, 777, 747-400 and 737-300, -400 and -500" (Boeing Initial Provisioning Implementation Manual) which will be furnished to Customer prior to the Initial Provisioning Meeting. The parties will also agree on the provisioning documentation to be provided by Boeing. Such data will be essentially in accordance with the provisions of Chapter 1 of ATA International Specification 2000, Revision 1, dated April 20, 1989, as described in Boeing Initial Provisioning Implementation Manual



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D6-49090 (Provisioning Data). Boeing will provide instruction in the use of the initial provisioning documentation. This instruction will be provided in conjunction with the Initial Provisioning Meeting. In addition, the parties will discuss spares ordering procedures and other matters related to the provisioning for the Aircraft. The time and location for such Initial Provisioning Meeting will be mutually agreed upon between the parties; however, Boeing and Customer will use their best efforts to convene such meeting within 30 days after execution of the Purchase Agreement.

3.       Initial Provisioning Documentation.

         3.1. Provisioning Data. Boeing will furnish Provisioning Data to Customer on or about July 1, 1997. The Provisioning Data will be as complete as possible and will cover Provisioning Items selected by Boeing for review by Customer for initial provisioning for the Aircraft. The Provisioning Data will set forth the prices for Provisioning Items which are Boeing Spare Parts (spare parts that are manufactured by Boeing or pursuant to Boeing detailed design with Boeing authorization) and such prices will be firm and remain in effect until the date or dates set forth in Paragraph 4.1 below, by which orders must be placed with Boeing. Boeing will, from time to time, until a date approximately 90 days following delivery of the last Aircraft or until the delivery configuration of each of the Aircraft is reflected in the Provisioning Data, whichever is later, furnish to Customer revisions to the Provisioning Data.

         3.2. Provisioning IPC. Boeing will, on or about July 1, 1997, furnish to Buyer a Boeing Illustrated Parts Catalog (IPC), (Provisioning IPC). The Provisioning IPC will be as complete as possible and will cover Provisioning Items selected by Boeing for review by Customer for initial provisioning for the Aircraft. Boeing will, from time to time, until a date approximately 90 days following delivery of the last Aircraft, or until the delivery configuration of each of the Aircraft is reflected in the Provisioning IPC, whichever is later, furnish to Customer revisions to the Provisioning IPC.

         3.3.     Buyer Furnished Equipment (BFE) Provisioning Data.

                  3.3.1. Boeing's Responsibility. Boeing will include BFE end items in the Provisioning Data and Provisioning IPC for BFE installed on the Aircraft provided such equipment has been installed by Boeing on other Boeing aircraft of the same model and Boeing has sufficient data on the BFE.


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                  3.3.2. Customer's Responsibility. Customer will be responsible for ensuring BFE data is provided to Boeing by the BFE supplier in a format acceptable to Boeing for BFE not covered by 3.3.1 above. If the data is not provided to Boeing in a timely manner and in a format acceptable to Boeing, such BFE equipment will not be included in Boeing's Provisioning Data or IPC.

         3.4. Other Data. Boeing will submit to Customer listings of Raw Materials, Standard Parts and Bulk Materials to be used by Customer in the maintenance and repair of the Aircraft.

4.       Purchase from Boeing of Spare Parts as Initial Provisioning for the
Aircraft.

         4.1. Boeing Spare Parts. Customer will place orders for Provisioning Items by September 1, 1997; provided, however, that in those instances where Boeing submits any revision to the Provisioning Data, Customer will place orders for Boeing Spare Parts covered by such revision within 60 days following the date of such submittal. At Customer's request, Boeing will process "controlled shipments" by shipping full or partial quantities of an order on a schedule specified by Customer, provided the final shipment is made no later han 24 months after receipt of the order.

         4.2. Vendor Provisioning Items. Customer may place orders with Boeing for Provisioning Items which are manufactured by vendors or to their detailed design and are covered by the Provisioning Data as initial provisioning for the Aircraft. The price to Customer for any such vendor Provisioning Item will be 112% of the vendor's quoted price to Boeing therefor. If Customer elects to purchase such vendor Provisioning Items from Boeing, Customer will place its orders therefor in accordance with the provisions of Paragraph 4.1 above.

         4.3. Ground Support Equipment and Special Tools. Customer may place orders with Boeing for ground support equipment (GSE) and special tools manufactured by vendors which Customer determines it will initially require for maintenance, overhaul and servicing of the Aircraft and/or engines. The price to Customer for such GSE or special tools will be one hundred twelve percent (112%) of the vendor's quoted price to Boeing therefor. If Customer elects to purchase such GSE and special tools from Boeing, Customer will place its orders therefor by the date set forth in Paragraph 4.1 above, or such later date as the parties may mutually agree.


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         4.4. Spare Engines and Engine Spare Parts. Customer may place orders with Boeing for spare engines and/or engine spare parts which Customer determines it will initially require for support of the Aircraft or for maintenance and overhaul of the engines. The price to Customer for such spare engines or such engine spare parts, will be 105% of the engine manufacturer's quoted price to Boeing for the engine, and 112% of the engine manufacturer's quoted price to Boeing for the engine spare parts. If Customer elects to purchase such spare engines or engine spare parts through Boeing, Customer will place its orders on a date to be mutually agreed upon during the Initial Provisioning Meeting.

         4.5. QEC Kits. Boeing will, on or about May 1, 1997, furnish to Customer a listing of all components which could be included in the Quick Engine Change (QEC) kits which may be purchased by Customer from Boeing. Customer agrees to review such listing and indicate by marking on one copy of such listing those components that Customer desires included in its QEC kits. Customer will return such marked copy to Boeing within 30 days after Customer's receipt of such listing. Within 30 days after Boeing's receipt of such marked copy, Boeing will republish such listing to reflect only those components selected by Customer and will provide copies of such republished listing to Customer. Boeing will from time to time furnish revisions to such republished listing until a date approximately 90 days after delivery of the last QEC kit ordered by Customer for the Aircraft. Boeing will furnish to Customer as soon as practicable a statement setting forth a firm price for the QEC kit configuration selected by Customer. Customer agrees to place orders with Boeing for the QEC kits for the Aircraft by July 1, 1997.

         4.6. Terms and Conditions. Applicable terms and conditions of the Customer Services General Terms Agreement between Boeing and Customer, if executed, or the standard terms and conditions on a Spares Customer Account Terms and Conditions form will be applicable to Provisioning Items ordered by Customer from Boeing for the Aircraft.

5.       Delivery.

         Boeing will, insofar as reasonably possible, deliver to Customer the Spare Parts ordered by Customer in accordance with the provisions of this letter on dates reasonably calculated to conform to Customer's anticipated needs in view of the scheduled deliveries of the Aircraft. Customer and Boeing will agree upon the date to begin delivery of the Provisioning Spare Parts ordered in accordance with this letter. Where appropriate, Boeing will arrange for shipment of such Spare Parts, which are manufactured by vendors, directly to Customer from the applicable vendor's facility. The routing and method of shipment for


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initial deliveries and all subsequent deliveries of such Spare Parts will be as mutually agreed between Boeing and Customer.

6.       Substitution for Obsolete Spare Parts.

         6.1. Obligation to Substitute. In the event that, prior to delivery of the first Aircraft pursuant to the Purchase Agreement, any Spare Part purchased by Customer from Boeing in accordance with this letter is rendered obsolete or unusable due to the redesign of the Aircraft or of any accessory, equipment or part therefor, (other than a redesign at Customer's request), Boeing will deliver to Customer new and usable Spare Parts in substitution for such obsolete or unusable Spare Parts and Customer will return the obsolete or unusable Spare Parts to Boeing. Boeing will credit Customer's account with Boeing with the price paid by Customer for any such obsolete or unusable Spare Part and will invoice Customer for the purchase price of any such substitute Spare Part delivered to Customer.

         6.2. Delivery of Obsolete Spare Parts and Substitutes Therefor. Obsolete or unusable Spare Parts returned by Customer pursuant to Paragraph 6 will be delivered to Boeing at its Seattle Distribution Center, or such other destination as Boeing may reasonably designate. Spare Parts substituted for such returned obsolete or unusable Spare Parts will be delivered to Customer at Boeing's Seattle Distribution Center, or such other Boeing shipping point as Boeing may reasonably designate. Boeing will pay the freight charges for shipment from Customer to Boeing of any such obsolete or unusable Spare Part and for shipment from Boeing to Customer of any such substitute Spare Part.

7.       Repurchase of Provisioning Items.

         7.1. Obligation to Repurchase. During a period commencing 1 year after delivery of the first Aircraft under the Purchase Agreement, and ending 5 years after such delivery, Boeing will, upon receipt of Customer's written request and subject to the exceptions in Paragraph 7.2 below, repurchase unused and undamaged Provisioning Items which (i) were recommended by Boeing in the Provisioning Data as initial provisioning for the Aircraft, (ii) were purchased by Customer from Boeing, and (iii) are surplus to Customer's needs.

         7.2. Exceptions. Boeing will not be obligated under Paragraph 7.1 above, to repurchase any of the following: (i) quantities of Provisioning Items in excess of those quantities recommended by Boeing in the Provisioning Data for the Aircraft, (ii) QEC Kits, Bulk Material Kits, Raw Material Kits, Service Bulletin Kits, Standards Kits and compo-


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nents thereof (except those components listed separately in the Provisioning
Data), (iii) Provisioning Items for which an Order was received by Boeing more than 5 months after delivery of the last Aircraft, (iv) Provisioning Items which have become obsolete or have been replaced by other Provisioning Items as a result of (a) Customer's modification of the Aircraft or (b) design improvements by Boeing or the vendor (other than Provisioning Items which have become obsolete because of a defect in design if such defect has not been remedied by an offer by Boeing or the vendor to provide no charge retrofit kits or replacement parts which correct such defect), and (v) Provisioning Items which become excess as a result of a change in Customer's operating parameters, provided to Boeing pursuant to the Initial Provisioning meeting in Paragraph 2, which were the basis of Boeing's initial provisioning recommendations for the Aircraft.

         7.3. Notification and Format. Customer will notify Boeing, in writing, when Customer desires to return Provisioning Items which Customer's review indicates are eligible for repurchase by Boeing under the provisions of this Paragraph 7. Customer's notification will include a detailed summary, in part number sequence, of the Provisioning Items Customer desires to return. Such summary will be in the form of listings, tapes, diskettes or other media as may be mutually agreed between Boeing and Customer, and will include part number, nomenclature, purchase order number, purchase order date and quantity to be returned. Within 5 business days after receipt of Customer's notification, Boeing will advise Customer, in writing, when Boeing's review of such summary will be completed.

         7.4. Review and Acceptance by Boeing. Upon completion of Boeing's review of any detailed summary submitted by Customer pursuant to Paragraph 7.3, Boeing will issue to Customer a Material Return Authorization (MRA) for those Provisioning Items Boeing agrees are eligible for repurchase in accordance with this Paragraph 7. Boeing will advise Customer of the reason that any Spare Part included in Customer's detailed summary is not eligible for return. Boeing's MRA will state the date by which Provisioning Items listed in the MRA must be redelivered to Boeing and Customer will arrange for shipment of such Provisioning Items accordingly.

         7.5. Price and Payment. The price of each Provisioning Item repurchased by Boeing pursuant to this Paragraph 7 will be an amount equal to 100% of the original invoice price thereof. In the case of Provisioning Items manufactured by a vendor which were purchased pursuant to Paragraph 4, the repurchase price will not include Boeing's 12% handling charge. Boeing will pay the repurchase price by issuing a credit memorandum in favor of Customer which may be applied against amounts due Boeing for the purchase of aircraft, Spare Parts, services or the licensing of data.


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         7.6. Delivery of Provisioning Items. Provisioning Items repurchased by
Boeing pursuant to this Paragraph 7 will be delivered to Boeing F.O.B. its Seattle Distribution Center, or such other destination as Boeing may reasonably designate. Customer will pay the freight charges for the shipment from Customer to Boeing of any such Provisioning Items.

8. Obsolete Spare Parts and Surplus Provisioning Items - Title and Risk of Loss.

         Title to and risk of loss of any obsolete or unusable Spare Parts returned to Boeing pursuant to Paragraph 6, will pass to Boeing upon delivery thereof to Boeing. Title to and risk of loss of any Spare Part substituted for an obsolete or unusable Spare Part pursuant to Paragraph 6, will pass to Customer upon delivery thereof to Customer. Title to and risk of loss of any Provisioning Item repurchased by Boeing pursuant to Paragraph 7, will pass to Boeing upon delivery thereof to Boeing. With respect to the obsolete or unusable Spare Parts which may be returned to Boeing and the Spare Parts substituted therefor, pursuant to Paragraph 6, and the Provisioning Items which may be repurchased by Boeing, pursuant to Paragraph 7, the party which has risk of loss of any such Spare Part or Provisioning Item will have the responsibility of providing any insurance coverage for it desired by such party.

9.       Termination of Purchase Agreement for Excusable Delay.

         In the event of termination of the Purchase Agreement with respect to any Aircraft pursuant to Article 7.6 of The Aircraft General Terms Agreement AGTA-TLS (AGTA-TLS) between Boeing and Customer such termination will, if Customer so requests by written notice received by Boeing within 15 days after such termination, also discharge and terminate all obligations and liabilities of the parties as to any Spare Parts which Customer



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had ordered pursuant to the Provisions of this letter as initial provisioning for such Aircraft and which are undelivered on the date Boeing receives such written notice.


Very truly yours,

THE BOEING COMPANY


By  /s/ Dawn S. Foster
    --------------------------

Its  Attorney-In-Fact
    --------------------------

ACCEPTED AND AGREED TO this


Date:    June 6, 1997


ATLAS AIR, INC.


By  /s/ M.A. Chowdry
    --------------------------

Its  CEO
    --------------------------




P.A. No. 2021
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2021-6



Atlas Air, Inc.
538 Commons Drive
Golden, Colorado  80401

Subject:          Multiple Aircraft Operating Weights

Reference:        Purchase Agreement No. 2021 (the Purchase Agreement) between
                  The Boeing Company (Boeing) and Atlas Air, Inc. (Customer) relating to Model 747-400F aircraft (the Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

In this Letter Agreement, the term "Aircraft" means all Model 747-400F aircraft that Customer legally owns or directly manages, whether purchased by Customer under the Purchase Agreement or otherwise. It does not include any aircraft which Customer may have obtained through an operating lease.

1.       Operation at Multiple Gross Weights.

Customer has requested and Boeing agrees to provide the required documentation to allow the operation of the Aircraft at alternate Maximum Take-Off Weights
(MTOW). Boeing will provide an FAA approved Airplane Flight Manual such that each Aircraft will include a basic MTOW of 850,000 pounds and two alternate MTOW of 875,000 pounds and 800,000 pounds in appendices to the Airplane Flight Manual. Customer may operate the Aircraft at the weights provided at Customer's sole discretion as long as the annual average operational weight of the Customer's fleet does not exceed 850,000 pounds. It will be the responsibility of Customer to obtain concurrence of the cognizant aviation authority to use the Airplane Flight Manual and its appendices.

2.       Payment Amounts.

Customer will pay to Boeing the amount of $[ ] ([ ]$ U.S. Subject to Escalation) per Aircraft for this capability upon the delivery by Boeing of the Airplane Flight Manual appendices described above. The weights and price shown above were derived using the methods illustrated in Attachment A.


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Atlas Air, Inc.
Letter Agreement 2021-6
Page 2


3.       Annual MTOW Use Report.

One year after the signing date of this Letter Agreement, and thereafter on an annual basis, Customer will furnish to Boeing a MTOW Use Report signed by an officer of Customer which reports the actual operating weights of the Aircraft affected by this Letter Agreement in the previous year. If the actual operational average gross weight utilization is greater than the average gross weight purchased under this Letter Agreement, Customer will pay Boeing's then current price per pound of difference above the average gross weight utilization projected for the year for each Aircraft. If the actual operational average gross weight utilization is less than the average gross weight projected under this Letter Agreement or the MTOW Use Reports, no monetary credit will be given to Customer for the difference.

4.       Sale or Lease of Aircraft by Customer.

         Concurrent with Customer's written notification to Boeing of its intent to sell or lease one or more of its Aircraft (Disposed Aircraft) to a third party (other than a subsidiary or affiliate of Customer,) Customer will elect one of the following options with respect to each of the Disposed Aircraft:

         4.1. Upon request Boeing will, at no charge to Customer, provide documentation to limit a Disposed Aircraft's certified MTOW to the one certified MTOW which will be the average gross weight value applicable as of the date of Customer's request; or

         4.2. If Customer desires to sell or lease a Disposed Aircraft certified to operate at a higher MTOW than that specified in Paragraph 4.1, then Customer may purchase, at Boeing's then current price for MTOW, the difference in pounds between the average gross weight value applicable as of the date of Customer's request and the MTOW desired, for a Disposed Aircraft; or


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Atlas Air, Inc.
Letter Agreement 2021-6
Page 3


         4.3. If Customer desires to sell or lease a Disposed Aircraft certified to operate at a lower MTOW than that specified in Paragraph 4.1, then Boeing will, without charge or credit, provide documentation to limit a Disposed Aircraft's certified MTOW to such lower value.


Very truly yours,

THE BOEING COMPANY


By  /s/ Dawn S. Foster
    --------------------------

Its  Attorney-In-Fact
    --------------------------

ACCEPTED AND AGREED TO this


Date:    June 6, 1997


ATLAS AIR, INC.


By  /s/ M.A. Chowdry
    --------------------------

Its  CEO
    --------------------------


P.A. No. 2021

Atlas Air, Inc.
Attachment A to Letter Agreement 2021-6
Page 1


       Calculation Method for Average Gross Weight and Price per Aircraft

Customer has agreed to purchase an average gross weight based on expected use of each Aircraft within Customer's specific minor model fleet. An average gross weight utilization will be calculated and charged against every Aircraft in that minor model fleet. The minimum gross weight for any individual Aircraft in the average calculation shall be the basic gross weight.

The price per Aircraft for the average gross weight was calculated as follows:

                 PM = (NT * WA * PW) - (NE * WE * PW)
                       -----------------------------
                                    NT

The following definitions apply:

   PM = Purchase Price of Multiple Operating Weight per aircraft
   NT = Total number of aircraft in Customer's fleet including the Aircraft WA = Weighted Average minus the basic weight (in pounds) per minor model fleet
   PW = Boeing's current price per pound for MTOW increases
   NE = Number of previously purchased minor model aircraft in
        Customer's fleet
   WE = Total gross weight (in pounds) in excess of basic gross weight previously purchased for NE aircraft

Example Calculation of Average Gross Weight

Customer owns ten 757-200 aircraft currently at 230,000 pounds MTOW, each of which had a basic gross weight of 220,000 pounds at initial purchase, and is purchasing five additional 757-200's. Therefore, NT = 15

Step 1. Determine routes to be flown in the upcoming year for all 15 aircraft, and determine the MTOW needed to support each planned route.

          27% of routes require 220,000 pounds or less
          50% of routes require 230,000 pounds
          23% of routes require 240,000 pounds


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Atlas Air, Inc.
Attachment A to Letter Agreement 2021-6
Page 2


Step 2.  Convert percentage of routes into Aircraft.

                  15 aircraft * 27% = 4.05 aircraft, round to 4 15 aircraft * 50% = 7.50 aircraft, round to 8 15 aircraft * 23% = 3.45 aircraft, round to 3
                                      -----                   --
                                    15 aircraft               15

Step 3.  Calculate weighted average of the entire minor model fleet

                  4 * 220,000 =    880,000
                  7 * 230,000 = 1,840,000
                  3 * 240,000 =    720,000
                                ----------
                      Total Weight   3,440,000 / 15 aircraft = 229,333 pounds,
                      or 9,333 pounds above base MTOW per aircraft.

                      WA = 9,333 pounds

Step 4. Multiply NT times WA times current Boeing price per pound (PW).

                  15 * 9,333 * $55.22(1995$) = $7,730,524

Step 5. Determine value of weight previously purchased for the existing fleet, by multiplying 10 Aircraft (NE) times 10,000 pounds (WE) times PW.

                  10 * 10,000 * $55.22(1995$) = $5,522,000

Step 6. Subtract the results in Step 5 from that of Step 4, and divide the result by NT to determine Purchase Price of Multiple Operating Weight (PM).

                           $7,730,524 - $5,522,000 = $2,208,524
                         PM = $2,208,524/ 15 aircraft
                         PM = $147,200 per aircraft (Rounded to nearest $100)


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2021-7


Atlas Air, Inc.
538 Commons Drive
Golden, Colorado  80401

Subject:    Promotion Support

Reference:  Purchase Agreement No. 2021 (the Purchase Agreement) between
            The Boeing Company (Boeing) and Atlas Air, Inc. (Customer) relating to Model 747-400F aircraft (the Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Boeing agrees to make available to Customer [ ] for Customer's marketing and promotion programs associated with the introduction of the Model 747-400F Aircraft into service. These programs may include marketing research; tourism development; corporate identity; direct marketing; video tape, or still photography; planning, design and production of collateral materials; management of promotion program and advertising campaigns.

Following the execution of this Letter Agreement, a Boeing Airline Promotion representative will meet with Customer's designated representative to discuss the extent, selection, scheduling, and funds disbursement process for the program.


Very truly yours,

THE BOEING COMPANY


By  /s/ Dawn S. Foster
    --------------------------

Its  Attorney-In-Fact
    --------------------------

ACCEPTED AND AGREED TO this


Date:    June 6, 1997


ATLAS AIR, INC.


By  /s/ M.A. Chowdry
    --------------------------

Its  CEO
    --------------------------



P.A. No. 2021
Promotion Support

6-1162-DSF-082


Atlas Air, Inc.
538 Commons Drive
Golden, Colorado  80401

Subject: Aircraft Performance Guarantees

Reference: Purchase Agreement No. 2021 (the Purchase Agreement) between
           The Boeing Company (Boeing) and Atlas Air, Inc. (Customer) relating to Model 747-400F aircraft (the Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Boeing agrees to provide Customer with the performance guarantees in the Attachment to this Letter Agreement. These guarantees are exclusive and expire upon delivery of the Aircraft to Customer.

Customer agrees not to disclose this Letter Agreement, attachments, or any other information related to this Letter Agreement without prior written consent by Boeing.


Very truly yours,

THE BOEING COMPANY


By  /s/ Dawn S. Foster
    --------------------------

Its  Attorney-In-Fact
    --------------------------

ACCEPTED AND AGREED TO this


Date:    June 6  , 1997


ATLAS AIR, INC.


By  /s/ M.A. Chowdry
    --------------------------

Its  CEO
    --------------------------


P.A. No. 2021
Performance Guarantees

Attachment to Letter Agreement
No. 6-1162-DSF-082
CF6-80C2BIF Engines
Page 1


                 MODEL 747-400 FREIGHTER PERFORMANCE GUARANTEES


                 SECTION                         CONTENTS

                    1                  AIRCRAFT MODEL APPLICABILITY
                    2                  FLIGHT PERFORMANCE
                    3                  MANUFACTURER'S EMPTY WEIGHT
                    4                  AIRCRAFT CONFIGURATION
                    5                  GUARANTEE CONDITIONS
                    6                  GUARANTEE COMPLIANCE
                    7                  EXCLUSIVE GUARANTEES

Attachment to Letter Agreement
No. 6-1162-DSF-082
CF6-80C2BIF Engines
Page 2


1.                AIRCRAFT MODEL APPLICABILITY

                  The guarantees contained in this Attachment (the "Performance Guarantees") are applicable to the 747-400 Freighter Aircraft with a maximum takeoff weight of 875,000 pounds, a maximum landing weight of 652,000 pounds, and a maximum zero fuel weight of 610,000 pounds, and equipped with Boeing furnished CF6-80C2B1F engines.

2.                FLIGHT PERFORMANCE

2.1.              Mission

2.1.1.            Mission Payload

                  The payload for a stage length of 5,695 nautical miles in still air (equivalent to a distance of 5,990 nautical miles with a 25 knot tailwind, representative of a Taipei to Los Angeles route) using the conditions and operating rules defines below, shall not be less than the following guarantee value:

                                            NOMINAL:   [      ]
                                            TOLERANCE: [      ]
                                            GUARANTEE: [      ]


                  Conditions and operating rules:


                  Stage Length:   The stage length is defined as the sum of the
                                  distances for the climbout maneuver, climb, cruise, and descent.

                  Takeoff:        The airport altitude is 72 feet.

                                  The airport temperature is 84 degrees F.

                                  The runway length is 12,008 feet.

                                  The clearway is 984 feet.

                                  The stopway is 197 feet.

Attachment to Letter Agreement
No. 6-1162-DSF-082
CF6-80C2BIF Engines
Page 3




                                   The runway slope is 0.08 percent downhill.

                                   An Aircraft center of gravity location at the most forward center of gravity limit.

                                   Maximum takeoff thrust is used for the
                                   takeoff.

                                   The takeoff gross weight shall conform to FAA Regulations.

                  Climbout         Following the takeoff to 35 feet, the
                                   Aircraft

                  Maneuver:        accelerates to 250 KCAS while climbing to
                                   1,500 feet above the departure airport
                                   altitude and retracting flaps and landing gear.

                  Climb: The Aircraft climbs from 1,500 feet above the departure airport altitude to 10,000 feet altitude at 283 KCAS.

                                   The Aircraft then accelerates at a rate of climb of 500 feet per minute to a climb speed of 356 KCAS.

                                   The climb continues at 356 KCAS until 0.84
                                   Mach number is reached.

                                   The climb continues at 0.84 Mach number to the initial cruise altitude.

                                   The temperature is ISA+10 degrees C during climb.

                                   Maximum climb thrust is used during climb.

                  Cruise:          The Aircraft cruises at 0.84 Mach number.

                                   The initial cruise altitude is 29,000 feet.

                                   A step climb or multiple step climbs of
                                   4,000 feet altitude may be used when
                                   beneficial to minimize fuel burn.

Attachment to Letter Agreement
No. 6-1162-DSF-082
CF6-80C2BIF Engines
Page 4

                                   The temperature is ISA+10 degrees C during cruise.

                                   The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

                  Descent The Aircraft descends from the final cruise altitude at 0.84 Mach number until 280 KCAS is reached.

                                   The descent continues at 280 KCAS to an
                                   altitude of 10,000 feet. At that altitude the Aircraft decelerates to 250 KCAS.

                                   The descent continues at 250 KCAS to an
                                   altitude of 1,500 feet above the destination airport altitude.

                                   Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to 300 feet per minute at sea level.

                                   The temperature is ISA+10 degrees C during descent.

                  Approach and     The Aircraft decelerates to the final
                  Landing          approach speed while extending landing gear
                  Maneuver:        and flaps, then descends and lands.

                                   The destination airport altitude is 126 feet.

                 Fixed             For the purpose of this guarantee and for the
                 Allowances:       purpose of establishing compliance with this
                                   guarantee, the following shall be used as fixed quantities and allowances:

                                   Operational Empty Weight minus Tare,
                                   OEW: 350,000 Pounds

                                   Engine Start and Taxi-out:
                                         Fuel  2,000 Pounds
                                         Time 0.333 Hours

Attachment to Letter Agreement
No. 6-1162-DSF-082
CF6-80C2BIF Engines
Page 5



                                Takeoff and Climbout Maneuver:
                                          Fuel       3,230 Pounds
                                          Distance         7 Nautical Miles

                                Approach and Landing Maneuver:
                                         Fuel     800 Pounds

                                Taxi-in (shall be consumed from the reserve
                                fuel):
                                         Fuel     1,000 Pounds
                                         Time     0.167 Hours

                                Usable reserve fuel remaining upon completion of the approach and landing maneuver: 30,000 Pounds

                                For information purposes, the reserve fuel is based either on a minimum 30,000 pounds of fuel or on a standard day temperature and a) a contingency fuel allowance equivalent to 10% percent of the trip time from a point 82 percent of the stage length from the takeoff through the completion of the approach and landing maneuver at the destination airport, starting at the end of the mission cruise at an LRC Mach number, b) a missed approach and flight to a 100 nautical mile alternate airport, c) an approach and landing maneuver at the alternate airport, and
                                d) a 30 minute hold at 1,500 feet, whichever is larger.

2.1.2.            Mission Block Fuel

                  The block fuel for a stage length of 5,695 nautical miles in still air (equivalent to a distance of 5,990 nautical miles with a 25 knot tailwind, representative of a Taipei to Los Angeles route) with a 205,910 pound payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

                                            NOMINAL:   [    ]
                                            TOLERANCE: [    ]
                                            GUARANTEE: [    ]

Attachment to Letter Agreement
No. 6-1162-DSF-082
CF6-80C2BIF Engines
Page 6


                  Conditions and operating rules are the same as Paragraph 2.1.1 except as follows:


                  Block Fuel:       The block fuel is defined as the sum of the
                                    fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.

                  Takeoff:          The airport altitude is 72 feet.

                                    The takeoff
                                    gross weight
                                    is not
                                    limited by
                                    the airport
                                    conditions.

                  Fixed Allowances: For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

                                    Operational Empty Weight minus Tare,

                                    OEW: 350,000 Pounds

                                    Takeoff and Climbout Maneuver:

                                    Fuel           3,210 Pounds

                                    Distance              7 Nautical Miles

                                    Usable reserve fuel remaining upon
                                    completion of the approach and landing
                                    maneuver: 30,000 Pounds

2.1.3.            Mission Payload

                  The payload for a stage length of 4,626 nautical miles in still air (equivalent to a distance of 4,277 nautical miles with a 38 knot headwind, representative

Attachment to Letter Agreement
No. 6-1162-DSF-082
CF6-80C2BIF Engines
Page 7


                  of an Anchorage to Taipei route) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

                                            NOMINAL:   [    ]
                                            TOLERANCE: [    ]
                                            GUARANTEE: [    ]

                  Conditions and operating rules are the same as Paragraph 2.1.1 except as follows:


                  Takeoff: The airport altitude is 144 feet. The airport tempera-ture is 55 degrees F. The runway length is 10,899 feet.

                                                   The runway slope is 0.27
                                                   percent downhill.

                  Cruise:                          The initial cruise altitude
                                                   is 28,000 feet.

                  Approach and Landing Maneuver:   The destination airport
                                                   altitude is 72 feet.

                  Fixed Allowances:                For the purpose of this
                                                   guarantee and for the purpose
                                                   of establishing compliance
                                                   with this guarantee, the
                                                   following shall be used as
                                                   fixed quantities and allow-
                                                   ances:

                                                   Operational Empty Weight
                                                   minus Tare,

                                                   OEW: 350,000 Pounds

                                                   Takeoff and Climbout
                                                   Maneuver:

                                                   Fuel      3,250 Pounds

                                                   Distance  7 Nautical Miles

Attachment to Letter Agreement
No. 6-1162-DSF-082
CF6-80C2BIF Engines
Page 8




                                                   Usable reserve fuel remaining
                                                   upon completion of the
                                                   approach and landing
                                                   maneuver: 30,000 Pounds

2.1.4.    Mission Block Fuel

          The block fuel for a stage length of 4,626 nautical miles in still air (equivalent to a distance of 4,277 nautical miles with a 38 knot headwind, representative of an Anchorage to,Taipei route) with a 251,220 pound payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

                                 NOMINAL:   [    ]
                                 TOLERANCE: [    ]
                                 GUARANTEE: [    ]

         Conditions and operating rules are the same as Paragraph 2.1.3 except as follows:


         Block Fuel:               The block fuel is defined as the sum of the
                                   fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.

         Takeoff:                  The airport altitude is 144 feet.

                                   The takeoff gross weight is not
                                   limited by the airport conditions.

         Cruise:                   The initial cruise altitude is 31,000 feet.

         Fixed Allowances:         For the purpose of this guarantee and for
                                   the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Attachment to Letter Agreement
No. 6-1162-DSF-082
CF6-80C2BIF Engines
Page 9


                                 Operational Empty Weight minus Tare,

                                 OEW: 350,000 Pounds

                                 Usable reserve fuel remaining upon
                                 completion of the approach and landing
                                 maneuver: 30,000 Pounds

2.1.5.          Mission Payload

                The payload for a stage length of 4,516 nautical miles in still air (equivalent to a distance of 3,915 nautical miles with a 67 knot headwind, representative of a Taipei to Abu Dhabi route) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

                                          NOMINAL: [    ]
                                          TOLERANCE: [    ]
                                          GUARANTEE: [    ]

                Conditions and operating rules are the same as Paragraph 2.1.1 except as follows:


                Cruise:              The initial cruise altitude is 28,000 feet.

                Fixed Allowances:    For the purpose of this guarantee and for
                                     the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

                                     Operational Empty Weight minus Tare, OEW:
                                     350,000 Pounds

                                     Takeoff and Climbout Maneuver:

Attachment to Letter Agreement
No. 6-1162-DSF-082
CF6-80C2BIF Engines
Page 10




                                     Fuel      3,230 Pounds

                                     Distance     7 Nautical Miles

                                     Usable reserve fuel remaining upon
                                     completion of the approach and landing
                                     maneuver: 30,000 Pounds

2.1.6.            Mission Block Fuel

                  The block fuel for a stage length of 4,516 nautical miles in still air (equivalent to a distance of 3,915 nautical miles with a 67 knot headwind, representative of a Taipei to Abu Dhabi route) with a 256,040 pound payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

                                            NOMINAL:   [    ]
                                            TOLERANCE: [    ]
                                            GUARANTEE: [    ]

                Conditions and operating rules are the same as Paragraph 2.1.5 except as follows:


                Block Fuel:         The block fuel is defined as the sum of the
                                    fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.

                Takeoff: The takeoff gross weight is not, limited by the airport conditions.

                Cruise:             The initial cruise altitude is 31,000 feet.

                Fixed Allowances:   For the purpose of this guarantee and for
                                    the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

                                    Operational Empty Weight minus Tare,

Attachment to Letter Agreement
No. 6-1162-DSF-082
CF6-80C2BIF Engines
Page 11

                                    OEW: 350,000 Pounds

                                    Usable reserve fuel remaining upon
                                    completion of the approach and landing
                                    maneuver: 30,000 Pounds

2.1.7.            Mission Payload

                  The payload for a stage length of 4,315 nautical miles in still air (equivalent to a distance of 3,750 nautical miles with a 66 knot headwind representative of an Hong Kong to Bahrain route; using the conditions and operating rules defined below, shall not be less than the following guarantee value:

                                            GUARANTEE: [    ]

                  Conditions and operating rules are the same as Paragraph 2.1.1 except as follows:


                  Takeoff:           The airport altitude is 15 feet.

                                     The airport temperature is 85 degrees F.

                                     The runway length is 10,932 feet.

                                     The clearway is 371 feet.

                                     The following obstacle definition is
                                     based on a straight-out departure
                                     where obstacle height and distance are
                                     specified with reference to
                                     the liftoff end of the runway:

Attachment to Letter Agreement
No. 6-1162-DSF-082
CF6-80C2BIF Engines
Page 12




                                        Distance/Height

                                        1. 10, 509 Feet   223 Feet

       Cruise:                          The initial cruise altitude is 31,000
                                        feet.

       Approach and  Landing Maneuver   The destination airport altitude is and
                                        6 feet.

       Fixed Allowances:                For the purpose of this guarantee and
                                        for the purpose of establishing com-
                                        pliance with this guarantee, the
                                        following shall be used as fixed
                                        quantities and allowances:

                                        Operational Empty Weight minus Tare,

                                        OEW: 350,000 Pounds

                                        Takeoff and Climbout Maneuver:

                                        Fuel     3,180 Pounds

                                        Distance      7 Nautical Miles

                                        Usable reserve fuel remaining upon
                                        completion of the approach and landing
                                        maneuver: 30,000 Pounds

2.1.8.            Mission Block Fuel

                  The block fuel for a stage length of 4,315 nautical miles in still air (equivalent to a distance of 3,750 nautical miles with a 66 knot headwind, representative of an Hong Kong to Bahrain route) with a 260,000 pound payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

Attachment to Letter Agreement
No. 6-1162-DSF-082
CF6-80C2BIF Engines
Page 13


                                            NOMINAL:   [    ]
                                            TOLERANCE: [    ]
                                            GUARANTEE: [    ]

                  Conditions and operating rules are the same as Paragraph 2.1.7 except as follows:


                  Block Fuel:       The block fuel is defined as the sum of the
                                    fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.

                  Takeoff:          The airport altitude is 15 feet.

                                    The takeoff
                                    gross weight
                                    is not
                                    limited by
                                    the airport
                                    conditions.

                  Fixed Allowances: For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

                                    Operational Empty Weight minus Tare, OEW:
                                    350,000 Pounds

                                    Usable reserve fuel remaining upon
                                    completion of the approach and landing
                                    maneuver: 30,000 Pounds

3.                MANUFACTURER'S EMPTY WEIGHT

                  The Manufacturer's Empty Weight (MEW) is guaranteed not to exceed the value in Section 3-60-00 of Detail Specification D019U002 plus one percent.

Attachment to Letter Agreement
No. 6-1162-DSF-082
CF6-80C2BIF Engines
Page 14


4.                AIRCRAFT CONFIGURATION

4.1. The guarantees contained in this Attachment are based on the Aircraft configuration as defined in the original release of Detail Specification D019U002 (hereinafter referred to as the Detail Specification). Appropriate adjustment shall be made for changes in such Detail Specification approved by the Buyer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

                  The Manufacturer's Empty Weight guarantee of Section 3 will be adjusted by Boeing for the following in its evidence of compliance with the guarantees:

                  (1) Changes to the Detail Specification including Change Requests, Master Changes, Change Orders or any other changes mutually agreed upon between the Buyer and Boeing or otherwise allowed by the Purchase Agreement.

                  (2) The difference between the component weight allowances given in Appendix IV of the Detail Specification and the actual weights.

5.                GUARANTEE CONDITIONS

                  5.1. All guaranteed performance data are based on the ICAO International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

                  5.2. The FAA Regulations (FAR) referred to in this Attachment are, unless otherwise specified, the 747-400 Certification Basis regulations specified in the Type Certificate Data Sheet A20WE, Revision B, dated June 8, 1989.

                  5.3. Requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraph 5.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this

Attachment to Letter Agreement
No. 6-1162-DSF-082
CF6-80C2BIF Engines
Page 15


                    Attachment shall be appropriately modified to reflect any such change.

               5.4. The takeoff portion of the mission guarantees are based on hard surface, level and dry runways with no wind or obstacles, no clearway or stopway, 235 mph tires, with anti-skid operative, and with the Aircraft center of gravity at the most forward limit unless otherwise specified. The takeoff performance is based on no engine bleed for air conditioning or thermal anti-icing and the Auxiliary Power Unit (APU) turned off. The improved climb performance procedure will be used for takeoff as required.

               5.5. The climb, cruise and descent portions of the mission guarantees include allowances for normal power extraction and engine bleed for normal operation of the air conditioning system. Normal electrical power extraction shall be defined as not less than a 100 kilowatts total electrical load. Normal operation of the air conditioning system shall be defined as pack switches in the "Normal" position, the temperature control switches in the "Auto" position that results in a nominal cabin temperature of 75 degrees F, and all air conditioning systems operating normally. This operation allows a maximum cabin pressure differential of 8.9 pounds per square inch, with a nominal Aircraft cabin ventilation rate of 5,600 cubic feet per minute including passenger cabin recirculation. The APU is turned off unless otherwise specified.

               5.6. The climb, cruise and descent portions of the mission guarantees are based on an Aircraft center of gravity location of 20 percent of the mean a aerodynamic chord.

               5.7. Performance, where applicable, is based on a fuel Lower
                    Heating value (LHV) of 18,580 BTU per pound and a fuel density of 6.75 pounds per U.S. gallon.

6.                GUARANTEE COMPLIANCE

                  6.1. Compliance with the guarantees of Sections 2 and 3 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 4 and the guarantee conditions of Section 5.

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No. 6-1162-DSF-082
CF6-80C2BIF Engines
Page 16


                  6.2. Compliance with the takeoff portion of the mission guarantees shall be based on the FAA approved Airplane Flight Manual for the Model 747-400 Freighter.

                  6.3. Compliance with the climb, cruise and descent portions of the mission guarantees shall be established by calculations based on flight test data obtained from an aircraft in a configuration 4, similar to that defined by the Detail specification.

                  6.4. The OEW used for compliance with the mission guarantees shall be the actual MEW plus the Standard and Operational Items Allowance in Paragraph 3-60-0 of the Detail Specification.

                  6.5. Compliance with the Manufacturer's Empty Weight guarantee shall be based on information in the "Weight and Balance Control and Loading Manual Aircraft Report."

                  6.6. The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

                  6.7. Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer's performance specification.

7.                EXCLUSIVE GUARANTEES

                  The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

6-1162-DSF-083


Atlas Air, Inc.
538 Commons Drive
Golden, Colorado  80401

Subject:          Certain Contractual Matters

Reference:        Purchase Agreement No. 2021 (the Purchase Agreement) between
                  The Boeing Company (Boeing) and Atlas Air, Inc. (Customer) relating to Model 747-400F aircraft (the Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.                Basic Credit Memorandum.

                  In consideration of Customer's purchase of ten (10) firm Model 747-400F aircraft (Firm Aircraft), Boeing will issue a credit memorandum at time of delivery of each Firm Aircraft to Customer in an amount equal to [ ] of the Base Airframe Price (excluding special features, engines and BFE/SPE), expressed in July 1995 dollars and subject to airframe escalation as described in Article
2.1.7 of the AGTA.

2.                Customer Support Credit Memorandum.

                  In further consideration of Customer's purchase of the Firm Aircraft, Boeing will issue a credit memorandum at delivery of each Firm Aircraft to Customer in an amount equal to [ ] of the Base Airframe Price (excluding special features, engines and BFE/SPE), expressed in July 1995 dollars and subject to airframe escalation as described in Article 2.1.7 of the AGTA, for each of the Firm Aircraft.

3.                [                        ].

                  In further consideration of Customer's purchase of the Firm Aircraft, Boeing will issue a credit memorandum at delivery of each Firm Aircraft to Customer in an amount sufficient to offset the[ ], the [ ] and the [ ] charges expressed in July 1995 dollars and subject to airframe escalation as described in Article 2.1.7 of the AGTA. The amount of this credit memorandum will be limited to [ ].



P.A No. 2021
Certain Contractual Matters

6-1162-DSF-083
Page 2

4.                [                           ].

     Notwithstanding the Advance Payment Schedule contained in Article 4.2 of
the Purchase Agreement, [                       ]



Due Date of Payment              Amount Due per Aircraft
                                 (Percentage times Advance Payment Base Price)
                                 1998                       1999 & later
                                 Deliveries                 Deliveries

At Definitive Agreement

15 months prior to the first
day of the scheduled delivery
month of the aircraft

12 months prior to the first
day of the scheduled delivery
month of the aircraft

9 months prior to the first day
of the scheduled delivery month
of the aircraft


Total



For each Aircraft Customer may elect to [ ] Advance Payments in accordance with this Letter Agreement. Once an Advance Payment on a particular Aircraft has been [ ], it will be assumed that all further Advance Payments on such Aircraft will also be paid in accordance with the schedule above until Customer shall notify Boeing otherwise.




P.A No. 2021
Certain Contractual Matters

6-1162-DSF-083
Page 3

                  [ ] Amount is for any Aircraft, the amount equal to the difference between the amount due according to the Advance Payment Schedule pursuant to Article 4.2 of the Purchase Agreement and the amount due pursuant to the [ ].

                  [                    ] the sum of [                         ]
for all Aircraft, less any [                   ] paid.

                  Business Day is a day in which government offices and financial institutions generally are open for business in the states of Washington and New York. Interest on the [ ] will be charged at the fluctuating rate of interest per annum equal to the six month London Interbank Offered Rate (LIBOR) as published in the Wall Street Journal on the first business day of each calendar quarter, plus two percent (2%).

5.                Payment of Interest on [ ].

                  Interest will be paid on the first business day of each calendar quarter by wire transfer to an account specified by Boeing . All interest calculations will be computed on the basis of the actual number of days elapsed and using a year of 360 days.

6.                Conditions Precedent.

                  Paragraphs 4 and 5 of this Letter Agreement 6-1162-DSF-083 will become effective upon execution of said letter and upon execution
[                                           ] is satisfactory to Boeing.

7.                Airframe Maintenance Cost Protection Program.

                  The standard price Boeing charges for a ten (10) year Maintenance Cost Protection Program as described in Letter Agreement 6-1162-DSF-084 [ ] (95$ Subject to Escalation) per Aircraft. In consideration of Customer's purchase of 10 firm Aircraft, Boeing will issue a credit memorandum at delivery of each of the Firm Aircraft, to offset the charge.

8.                Option Aircraft Matters.

                  8.1. The provisions of paragraphs 1, 3, 4, 5 and 6 of this Letter Agreement will apply to up to ten (10) Option Aircraft when such Option Aircraft are exercised by Customer.



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                  8.2. Notwithstanding Article 3.1 of Letter Agreement 2021-2,
Customer will pay a deposit to Boeing of [ ] for each Option Aircraft.(Deposit), on the date of this Letter Agreement. If Customer exercises an option, the Deposit will be credited against the first advance payment due. If Customer does not exercise an option, Boeing will retain the deposit for that Option Aircraft.

9.                Option Aircraft Delivery Flexibility.

                  Prior to the option exercise date for any option aircraft contained in Letter Agreement 2021-2 to the Purchase Agreement, [ ]. Boeing will, subject to available delivery positions and option exercise lead time requirements, make reasonable efforts to accommodate Customer with a mutually agreeable [ ].

10.               Firm Aircraft Delivery Flexibility.

                  For Firm Aircraft delivering in 2000 and later, Customer may, with eighteen (18) months notification,
[ ]. Boeing will, subject to available delivery positions, make reasonable efforts to accommodate Customer with a mutually agreeable revised delivery position. Customer may make such a change [ ].

11.               Assignment of Credits.

                  The Credit Memoranda described in paragraphs 1 2, 3 and 4 of this Letter Agreement are provided as a financial accommodation to Customer in consideration of Customer becoming the operator of the Aircraft, and cannot be assigned, in whole or in part, without the prior written consent of The Boeing Company. [ ].

12.               Airframe Maintenance Matters.

                  Boeing and Customer agree to jointly consider development of airframe maintenance capability.

13.                [                           ].

                  Boeing offers to annually reimburse Atlas Air, Inc. (Customer) for any increase in price for Boeing Model 747-400F [ ] will be made upon resolution of the part number data submitted by Customer.



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Page 5

                  [      ]

14.               Application of Credit Memoranda.

                  Credit Memoranda issued to Customer pursuant to paragraphs 1, 2 and 3 above, may be used by Customer for the purchase from Boeing of Boeing goods and services, or may be used (in whole or in part) by Customer for the payment of the balance of the Aircraft Price due at the time of delivery of the related Aircraft. The Credit Memoranda may not, however, be used to offset payment of Advance Payments.

15.               [               ].

                  [                                                ].

16.               Performance Matters.

                  Pursuant to Letter Agreements 6-1162-DSF-082, 6-1162-DSF-084, 6-1162-DSF-086, 6-1162-DSF-095 and 6-1162-DSF-096, [ ].

17.               Escalation Sharing.

                  Letter Agreement 2021-3 documents Boeing's commitment to share escalation for Aircraft delivering in the years 1997 and 1998.
[                 ].

18.               Reconfirmation.

                  (a)  Advance Payments.  [                                    ]

                  (b) Request for Reconfirmation. Boeing may request that Customer reconfirm its intent to take delivery of any Aircraft in its Scheduled Delivery Month (Reconfirm) by sending to Customer a Reconfirmation Request Form (Request) substantially in the form of the Attachment hereto, in the month prior to but not less than ten (10) Business Days prior to the Reconfirmation Date for the Aircraft. If Customer receives a Request, then Customer shall Reconfirm in writing not later than three Business Days after the Reconfirmation Date (the Reconfirmation Period) for the Aircraft. Reconfirmation may be accomplished by countersigning and returning the Request to Boeing. If Customer does not Reconfirm during the Reconfirmation Period, then, without any act or notice required of Boeing, the Scheduled Delivery Month for the Aircraft shall be deemed rescheduled as of the Reconfirmation Date. Within ninety (90) days of the Reconfirmation Date Boeing shall notify Customer of the Rescheduled Delivery Month, which month shall not be more than 24 months later than the Scheduled Delivery Month.

19.               Confidential Treatment.

                  Customer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.



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Very truly yours,

THE BOEING COMPANY


By  /s/ Dawn S. Foster
    --------------------------

Its  Attorney-In-Fact
    --------------------------

ACCEPTED AND AGREED TO this


Date:    June 6  , 1997


ATLAS AIR, INC.


By  /s/ M.A. Chowdry
    --------------------------

Its  CEO
    --------------------------




P.A No. 2021
Certain Contractual Matters

Attachment to 6-1162-DSF-083

[Date]
[Letter No.]

ATLAS AIR, INC.
538 Commons Drive
Golden, Colorado 80401

Subject: Request for Reconfirmation

Reference is made to Purchase Agreement No. 2021 dated as of June 6, 1997 as amended and supplemented (the Agreement), between The Boeing Company (Boeing) and Atlas Air, Inc. (Customer). All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

Boeing hereby requests that Customer reconfirm its intent to take delivery of
__ Block ___ Model 747-444F Aircraft scheduled for delivery in _____________.

Very truly yours,

THE BOEING COMPANY


By
    --------------------------

Its
    --------------------------

The undersigned, Atlas Air, Inc., hereby reconfirms its intent to take delivery of the Aircraft referenced above.


Date:             , 1997


ATLAS AIR, INC.


By
    --------------------------

Its
    --------------------------










P.A. No. 1910

6-1162-DSF-084

Atlas Air, Inc.
538 Commons Drive
Golden, Colorado  80401

Subject:          Aircraft Maintenance Cost Protection Program

Reference:        Purchase Agreement 2021 (the Purchase Agreement) between
                  The Boeing Company (Boeing) and Atlas Air, Inc. (Customer) relating to Model 747-400F aircraft (the Aircraft)

This Letter Agreement amends the Purchase Agreement and Exhibit C of the AGTA. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement and AGTA.

In consideration of Customer's purchase of the Aircraft and in response to Customer's request for contractual assurances regarding Aircraft maintenance costs, Boeing agrees to amend Exhibit C (Product Assurance Document) of the AGTA to include the aircraft maintenance material cost protection program described herein (the Program).

1.   Scope.

     1.1. Covered Aircraft.

     The Program applies to each of the Aircraft while operated by Customer on Customer's routes during the Program Term, as defined in paragraph 1.2 below, (the Covered Aircraft).

     1.2. Program Term.

          The term of the Program will be 10 consecutive years commencing on the first day of the calendar quarter in which the first Covered Aircraft is delivered by Boeing to Customer (Program Term).

     1.3. Covered Maintenance Work.

          The Program applies to materials consumed in the maintenance of the airframe and component elements of the Covered Aircraft which are included in aircraft systems 5, 7 through 11, relevant sections of 12 and 20, 21 through 57, 71, and 73 through 80 (as defined in the Air Transport Association of America, Specification No. 100,



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"Specification for Manufacturer's Technical Data," dated 1984) when such maintenance is performed in accordance with Customer's FAA approved maintenance program and such materials are properly charged to the following work descriptions:

     (i) Scheduled Checks: All routine and required non-routine or corrective maintenance performed by Customer during scheduled checks.

     (ii) Non-scheduled Maintenance: All non-scheduled required maintenance.

     (iii) Repair and Overhaul: Any required repair or overhaul of rotable or repairable systems, accessories, equipment and parts.

     (iv) Modifications: Modifications required to make changes recommended by Boeing or Boeing suppliers pursuant to paragraphs 5.1 and 7.1 herein.

The Program applies only to the maintenance described above (Airframe Maintenance) and does not apply to materials consumed with respect to Engines, as defined in Exhibit EE1 to the Purchase Agreement.

2.   Basic Definitions.

     2.1. "Fleet," for any Reporting Period, means the number of Covered Aircraft operated by Customer on Customer's routes during such Reporting Period.

     2.2. "Fleet Hours," for any Reporting Period, means the total airborne time (aircraft takeoff to touchdown) accumulated by the Covered Aircraft during such Reporting Period.

     2.3. "Reporting Period" is a 12 month period commencing on either the date the Program Term commences or on an anniversary thereof.

3.   Maintenance Material Cost Program Measures.

     3.1. Airframe Maintenance Material Cost.

     "Airframe Maintenance Material Cost" is the actual cost paid by Customer for materials required to perform the Aircraft Maintenance, whether performed




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by Customer or by others for Customer, exclusive of any surcharges, taxes, duties, tariffs, interest or other similar charges added to the manufacturer's standard price.

     3.2. Cumulative Average Reported Material Cost.

     The "Cumulative Average Reported Material Cost" or "Average Reported Cost," for any Reporting Period, is calculated as the aggregate Airframe Maintenance Material Cost for all then-completed Reporting Periods divided by the Fleet Hours for all such completed Reporting Periods.

     3.3. Target Material Cost.

     The "Target Material Cost" for the Covered Aircraft for any Reporting Period is the projected net cost to Customer for materials set forth in paragraph 3.1 above where such Target will be expressed as a dollar value per flight hour.

          3.3.1. The Target Material Cost in year 1996 dollars is based on a projected average airborne time per flight for the fleet of 9.0 hours (Projected Average Flight Time), as follows:

                          Reporting         Reporting        Reporting
                          Period 1          Period 2         Period 3
                          --------          --------         --------
Target Material Cost      [       ]         [       ]        [       ]

                          Reporting         Reporting        Reporting
                          Period 4          Period 5         Period 6

Target Material Cost      [       ]         [       ]        [       ]

                          Reporting         Reporting        Reporting
                          Period 7          Period 8         Period 9

Target Material Cost      [       ]         [       ]        [       ]

                          Reporting
                          Period 10

Target Material Cost      [       ]         [       ]        [       ]



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          3.3.2.   The Target Material Cost for any Reporting Period will be
adjusted for changes in material costs based on the following:

                   3.3.2.1 To reflect changes in inflation rates, the Target Material Cost for such Reporting Period will be calculated by multiplying the base Target Material Cost by the arithmetic average of the 12 monthly Producer Price Indexes for "Aircraft parts and auxiliary equipment, n.e.c.," (Standard Industrial Classification Code 3728) for such Reporting Period and dividing the result by the arithmetic average of such Indices for the year 199X.

(The index described in this paragraph 3.3.2.1 will be obtained from the publication "Producer Prices and Price Indexes" published by the U.S. Department of Labor, Bureau of Labor Statistics or any comparable successor publication published by the U.S. Department of Labor, Bureau of Labor Statistics or any comparable successor agency).

                   3.3.2.2 If the actual average airborne time per flight for the Fleet (Actual Average Flight Time) for any Reporting Period is different from the Projected Average Flight Time of 9.0 hours, the Target Material Cost for such Reporting Period will be adjusted to reflect such Actual Average Flight Time for such Reporting Period in accordance with Attachment A to this Program.

                   3.3.2.3 The Target Material Cost is based on (i) the number of Covered Aircraft and the delivery schedule for such Covered Aircraft set forth in the Agreement and (ii) a projected average utilization for the Covered Aircraft during any Reporting Period of 5,100 flight hours. If the number of Covered Aircraft or their delivery schedules are revised prior to or during the Program Term as provided under or by amendment to the Agreement or the average utilization for the Covered Aircraft during any Reporting Period exceeds 5,400 or is less than 4,800 flight hours, Boeing will have the right to revise the Target Material Cost to reflect the impact of any such revisions or excess.

     3.4. Cumulative Average Target Material Cost.

          The "Cumulative Average Target Material Cost" or "Cumulative Average Target Cost" as of any Reporting Period means (i) the sum of the products of the Target Material Cost for each completed Reporting Period multiplied by the Fleet Hours for



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each such completed Reporting Period (ii) divided by the total Fleet Hours for all completed Reporting Periods.

4.   Deficiency.

     A "Deficiency" with respect to Airframe Maintenance Material Cost occurs when the Cumulative Average Reported Cost for a Reporting Period exceeds [ ]% of the Cumulative Average Target Cost as of such Reporting Period, all as may be adjusted pursuant to the terms of the Program.

5.   [               ]

     5.1. If a [          ] exists, and Customer provides its reports to Boeing
pursuant to paragraph 6 herein, then Boeing will:

                  (i)      [                     ]

                  (ii)     [                     ]

                  [   ]

6.   Administrative Requirements.

     6.1. Customer will report to Boeing, within 90 days after the last day of each Reporting Period, (i) the Cumulative Average Reported Cost broken down by scheduled maintenance costs, non-scheduled maintenance costs, repair and overhaul costs and modification costs, (ii) the Actual Average Flight Time for the Fleet and (iii) the number of Covered Aircraft included in the Fleet. Failure to file such reports within such 90 day period will constitute an acknowledgment by Customer that there was no [ ] for that Reporting Period and Boeing will not be obligated to provide any of the remedies arising under this Program. However, if [ ] occurs, Customer will, within 90 days after the last day of the applicable Reporting Period, report to Boeing the data identified above for all then-completed Reporting Periods of the Program Term.

     6.2. Customer's reports will include sufficient data to substantiate any claimed [ ]. Upon request, Customer will submit to Boeing reasonable proof of the existence of any Airframe Maintenance Material Cost claimed by Customer as the basis of a Deficiency under the terms of this Program. Customer will maintain and submit to Boeing such records, data and reports as may reasonably be required to (i) determine cost elements



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of the Airframe Maintenance Material Cost, (ii) determine Cumulative Average
Reported Cost (broken down into the "work descriptions" set forth in paragraph
1.3 herein), (iii) identify the Fleet and calculate Fleet Hours, (iv) facilitate the analysis of the problems causing any claimed Deficiency, (v) verify the Actual Average Flight Time and (vi) when required, facilitate development of appropriate remedial action with respect to any claimed Deficiency.

     6.3. Customer will, if requested by Boeing, furnish, from time to time, such additional information as is reasonably necessary to monitor the Program or investigate any claimed Deficiency.

     6.4. All reports submitted to Boeing will be addressed to the attention of:

                           Director - Warranties
                           Boeing Commercial Airplanes
                           P.O. Box 3707
                           Seattle, Washington  98124-2207

7.   Conditions and Limitations.

     7.1. If Boeing or any Boeing supplier issues no-charge service bulletins or service bulletins with no-charge retrofit kits which would reduce Airframe Maintenance Material Cost, Customer will make any changes recommended by such service bulletins and install such retrofit kits within 240 days after issuance of such instructions or receipt of such kits at Customer's facility, or such longer period as may be mutually agreed by the parties. In the event of Customer's failure to comply with the time requirements of this paragraph 7.1, all Airframe Maintenance Material Cost which would have been eliminated if such service bulletins or retrofit kits had been incorporated, as determined by Boeing, will be subtracted from Cumulative Average Reported Cost reported after expiration of such time requirements.

     7.2. Customer will promptly notify Boeing in writing of any existing or contemplated variations in its maintenance cost accounting system or procedures which affect or would affect the proper reporting of Airframe Maintenance Material Cost. Boeing will have the right to adjust the Cumulative Average Target Cost and the definition for Airframe Maintenance Material Cost to reflect the effect of any such variations.

     7.3. Boeing will have the right to audit and investigate all costs charged by Customer to the "Work Descriptions" listed in paragraph 1.3 herein, as well as the mainte-



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enance practices and procedures related thereto, at any reasonable time during the Program Term. Boeing will also have the right to disapprove costs improperly charged to such Work Descriptions. Boeing will provide Customer with written notification of its disapproval of any such costs, and if Customer does not provide proof that such costs are properly chargeable to such Work Descriptions within 60 days after such notification, Boeing and Customer will determine the amount to be deducted from the computation of the Average Reported Cost.

     7.4. Boeing will have the right at all reasonable times to inspect and review Customer's maintenance facilities, programs and procedures. If Boeing recommends in writing reasonable changes in Customer's maintenance programs and procedures which would reduce the Average Reported Cost and offers reasonable proof that such changes will reduce such costs and Customer does not effect such changes or Customer delays effecting such changes beyond the period set forth in paragraph 7.1 herein, Boeing will have the right to adjust the Cumulative Average Target Cost to reflect the increased costs which Boeing estimates will result from Customer's failure or delay in effecting such changes.

     7.5. The Airframe Maintenance Material Cost will not include the following: costs arising from loss of, or damage to, any Covered Aircraft, or any accessory, equipment or part thereof; any taxes, duties, tariffs, surcharges, transportation, interest or overhead; the cost of initial or sustaining spare parts or the depreciation of such spare parts; costs resulting from any modification to the Covered Aircraft or any equipment, accessory or part thereof other than modifications described under paragraph 1.3(iv) herein; costs resulting from the negligent acts or omissions of Customer; costs resulting from the improper operation, service, maintenance or overhaul of any Covered Aircraft, or any system, accessory, equipment or part thereof; costs attributable to loss of use, revenue or profit; costs of consumable fluids, including fuel; costs due to acts of God, war, warlike operations, insurrections, riots, fires, floods, explosions, accidents, epidemics or quarantine restrictions; costs due to Government priorities, allocation regulations or orders which affect materials or facilities needed for the maintenance of Covered Aircraft; costs due to strikes or labor troubles causing cessation, slowdown or interruption of work related to the maintenance of Covered Aircraft; delay in transportation or inability to procure materials, accessories, equipment or parts needed for the maintenance of Covered Aircraft; or any other costs not included in Airframe Maintenance Material Cost as defined in paragraph 3.1 herein.

     7.6. Customer's Cumulative Average Reported Cost as of any Reporting Period will be reduced by any of the following items to the extent that such items have been included as part of such Cumulative Average Reported Cost:



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                 (i) the price for any part provided by Boeing or Boeing's
suppliers to Customer at no charge,

                 (ii) an amount equal to the difference between the

reported price for any part and the reduced price for such part as provided by Boeing or Boeing's suppliers to Customer,

                 (iii) the amount of any credit memorandum or other payment scheme, established in Customer's favor, related to the materials involved in any warranty, maintenance material cost guarantee or similar agreement and issued by Boeing or Boeing suppliers to Customer.

     7.7. The Program will be suspended if during any Reporting Period the average utilization for the Covered Aircraft is below 1,400 flight hours. Once the average utilization for the Covered Aircraft exceeds the minimum average utilization set forth above during any subsequent Reporting Period, the Program will be resumed commencing on the first day of such subsequent Reporting Period. Customer's report of Cumulative Average Reported Cost as of any Reporting Period during the Program Term will exclude all Airframe Maintenance Material Cost incurred and Fleet Hours accumulated by Customer during any Reporting Period in which the Program was suspended as provided above. The Program will not be extended to reflect any period wherein it was suspended.

     7.8. At Boeing's request, Customer will assign to Boeing, any of Customer's rights against the manufacturer of any equipment, accessory or part installed in the Covered Aircraft as Boeing may reasonably require to fulfill its obligations with respect to any remedy provided by Boeing hereunder.

     7.9. THIS LETTER AGREEMENT AND THE RIGHTS AND REMEDIES OF CUSTOMER AND OBLIGATIONS OF BOEING HEREIN ARE SUBJECT TO THE DISCLAIMER AND RELEASE AND EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES PROVISIONS OF ARTICLE 12 OF THE AGREEMENT.

For the purpose of this paragraph, the term "Boeing" means The Boeing Company, its division, subsidiaries and affiliates, the assignees of each, and their directors, officers, employees and agents.



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8.   Covered Aircraft Configuration.

     The target material cost set forth in this Program is based on the configuration for the Covered Aircraft as set forth in Detail Specification D-TBD dated TBD (Exhibit A to the Purchase Agreement). Such target material cost may be equitably adjusted by mutual agreement to appropriately reflect any changes to the actual configuration of the Covered Aircraft at the time of delivery thereof to Customer. Equitable adjustments to such target material cost may also be made by mutual agreement at any time during the Program Term to reflect any additional changes in the configuration of the Covered Aircraft.

9.   Duplicate Product Assurance Remedies.

     It is agreed that Boeing will not be obligated to provide to Customer any remedy under this Program which is a duplicate of any other remedy which has been provided to Customer under any Part of Exhibit C (Product Assurance Document) to the AGTA.

10.  Confidential Treatment.

     Customer understands that certain commercial and financial information contained in this Letter Agreement and attachment(s) hereto are considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.



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If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY


By  /s/ Dawn S. Foster
    ------------------------

Its  Attorney-In-Fact
    ------------------------

ACCEPTED AND AGREED TO this


Date:    June 6, 1997


ATLAS AIR, INC.


By  /s/ M.A. Chowdry
    -----------------------

Its  CEO
    -----------------------

Attachments



P.A. No. 2021
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


Attachment A to
Letter Agreement
No. 6-1162-DSF-084
Page 1






                      Actual Average Flight Time Adjustment




TMC for AAFT = TMC for PAFT x ( .65/AAFT + .35)
                     (.65 /PAFT + .35)


         Where TMC    =   Target Material Cost

         Where AAFT   =   Actual Average Flight Time

         Where PAFT   =   Projected Average Flight Time



P.A. No. 2021
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6-1162-DSF-085


Atlas Air, Inc.
538 Commons Drive
Golden, Colorado  80401

Subject:   Open Configuration Matters

Reference: Purchase Agreement 2021 (the Purchase Agreement) between The Boeing
           Company (Boeing) and Atlas Air, Inc. (Customer) relating to Model 747-400F aircraft (the Aircraft)

This Letter Agreement amends the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.   Aircraft Configuration.

     1.1. Initial Configuration. The initial configuration of Customer's Model 747-400F Aircraft has been defined by Boeing Model 747-400 Freighter Airplane Configuration Specification D019U002 as described in Article 1 and Exhibit A of the Purchase Agreement (the Aircraft Configuration). Given the long period of time between the Purchase Agreement signing and delivery of the first Aircraft, Customer may have the desire to incorporate certain configuration changes (Options) into the Aircraft Configuration.

     1.2. Final Configuration Schedule. No later than 12 months prior to the first Aircraft's scheduled delivery month, Boeing and Customer will discuss potential Options. By May 16, 1997, Boeing will provide Customer with Option proposals for those configuration changes that can be incorporated in Aircraft production. By June 6, 1997, Customer will accept or reject these Options.

2.   Effect on Purchase Agreement.

     2.1. Basic Specification. Changes applicable to the basic Model 747-400F aircraft which are developed by Boeing between the date of signing of the Purchase Agreement and completion of the final configuration review described in paragraph 1.2 above will be incorporated into the Aircraft Configuration by written amendment.


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     2.2. Exhibit A. The effects of all Options which are mutually agreed upon between Boeing and Customer for incorporation into the Aircraft Configuration will be incorporated into Exhibit A of the Purchase Agreement by written amendment.

     2.3. Performance Guarantees. Within 60 days after Customer's acceptance of any Options, Boeing will provide to Customer revisions to the Performance Guarantees to reflect the effects, if any, of the incorporation of such Options on Aircraft performance. Such revisions will be incorporated by written amendment.

     2.4. Price Adjustments. The Aircraft Basic Price and Advance Payment Base Price of each Aircraft included the amount of United States [ ] (95$) as an estimate of the value of the Options which may be accepted and included in the final Aircraft Configuration. The Aircraft Basic Price and the Advance Payment Base Price of each Aircraft will be increased or decreased as required to reflect the difference between such estimate and the actual prices plus any required Seller Purchased Equipment, of the Options accepted by Customer.

3.   Purchase Agreement Amendment.

     Within 30 days after reaching agreement as to the final Aircraft Configuration, Boeing will provide Customer an amendment to the Purchase Agreement reflecting the effects of the configuration changes agreed to by the parties.



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Page 3


Very truly yours,

THE BOEING COMPANY


By  /s/ Dawn S. Foster
    ----------------------

Its  Attorney-In-Fact
    ----------------------

ACCEPTED AND AGREED TO this


Date:    June 6, 1997


ATLAS AIR, INC.


By  /s/ M.A. Chowdry
    ----------------------

Its  CEO
    ----------------------




P.A. No. 2021
Open Configuration Matters

6-1162-DSF-086


Atlas Air, Inc.
538 Commons Drive
Golden, Colorado  80401

Subject:            Remedy for Deviation from Fuel Burn Objective for
                    Model 747-400F Aircraft

Reference:          Purchase Agreement No. 2021 (the Purchase Agreement)
                    between The Boeing Company (Boeing) and Atlas Air Inc.
                    (Customer) relating to Model 747-400F Aircraft (the
                    Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Letter Agreement 6-1162-DSF-082 contains performance guarantees (the Performance Guarantees) which include tolerances of [ ] from nominal levels for the block fuel described in Paragraph 2.1.2 of the Performance Guarantees (the Block Fuel Guarantee). Customer has requested that Boeing [ ].

In response to Customer's request, Boeing [ ] in the event that fuel burn performance exceeds nominal block fuel performance as specified in paragraph
2.1.2 of the Attachment to Letter Agreement 6-1162-DSF-082 [ ].

1.   Demonstration of Compliance.

     Article 5.4 of the Aircraft General Terms Agreement AGTA-TLS between Boeing and Customer (AGTA-TLS) provides a procedure for demonstration of compliance with all performance guarantees prior to delivery. That same procedure will be used to demonstrate compliance with [ ] which, if not met, will result in economic remedies as described below.

2.   Rights and Obligations in the Event the Aircraft [ ].

     2.1. Aircraft Delivery.

     In the event any Model 747-400F Aircraft, at the time of tender by Boeing
for delivery to Customer fails to comply with [                   ], Cus-



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tomer shall not refuse to accept delivery of such Aircraft on account of such noncompliance, subject to the terms and conditions hereinafter set forth.

     2.2. Correction of Noncompliance with [                   ].

          2.2.1. To the extent economically and technically practicable, Boeing will use its best reasonable efforts to design or cause to be designed, changes to the Model 747-400F Aircraft which would diminish or correct the failure of
the Model 747-400F Aircraft to comply with [                 ]. Such changes
shall hereinafter be called "Changes".

          2.2.2. In the event Boeing develops or causes to be developed Changes which Boeing believes are economically and technically practicable, Boeing will
promptly furnish such Changes at [         ] to Customer for each Model 747-400F
Aircraft. Such Changes shall be in the form of retrofit parts and/or modification instructions. Boeing will also [ ] any direct labor reasonably expended by Customer to incorporate such Changes. Such reimbursement shall be on
the basis of Boeing's [                ] then in effect with Customer.

          2.2.3. Boeing shall not be obligated to furnish any Changes in addition to those necessary to cause the Model 747-400F Aircraft to comply with
[      ].

     2.3. Remedy for Non-Compliance with [                  ].

          2.3.1. In the event that Boeing has not, within one year after the delivery of any Model 747-400 Aircraft which failed at the time of delivery to
comply with the [                ], designed or caused to be designed and
delivered to Customer, Changes as defined in Paragraph 2.2.1 above, [        ]
escalation in accordance with the provisions of Exhibit D to the AGTA as such
provisions are applied to the Airframe for the Aircraft. [              ] for
any portion of the deficiency corrected by Changes for that portion of the preceding year subsequent to the delivery of such Changes to Customer.

          2.3.2. [          ] above shall be [              ] by Boeing. In no
event  shall the total, [                ] Customer pursuant to Paragraphs
2.3.1 above exceed [              ] for each Aircraft. Should an examination of
Customer's actual usage of the subject Aircraft indicate that the values used in calulat-



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ting [                  ] were excessive, Customer agrees to an adjustment in
[                          ] accordingly.

     2.3.3. The amount of performance improvement attributable to any Change shall be determined by analysis based on data supplied by Boeing and certified to be correct by Boeing. The amount of such improvement shall be deemed to be the amount of performance improvement, stated in terms of Block Fuel, as calculated using reasonable engineering interpretations and calculations based on the data furnished pursuant to Article 5.4 of the AGTA-TLS and the data furnished pursuant to this Paragraph 2.3.3.

3.  [              ].

    [                    ] under this Letter Agreement shall be as a result of
operation of the Aircraft by Customer.

4.  Confidential Treatment.

    Customer understands that certain commercial and financial information contained in this Letter Agreement, and any attachments hereto, is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.




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Very truly yours,

THE BOEING COMPANY


By  /s/ Dawn S. Foster
    ------------------------

Its  Attorney-In-Fact
    ------------------------

ACCEPTED AND AGREED TO this


Date:    June 6, 1997


ATLAS AIR, INC.


By  /s/ M.A. Chowdry
    ------------------------

Its  CEO
    ------------------------

Attachment to
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                               [                ]

                          (CALENDAR YEARS 1999 AND ON)


(a)  [                   ] to be used for calculation of the remedy amount
     which is due and payable for the calendar year 1998 and each subsequent year shall be determined using the following equation:

     [                    ]

(b)  The following definitions shall apply herein:

[                                ]

         Ca = The index of Commercial Jet fuel, Kerosene Base as reflected in the Bureau of Labor Statistics, U.S. Department of Labor "Producer Price Indexes" (Commodity Code 05720301) for each month of the desired year of Adjusted Remedy Value and calculated as an average value for such year.

         53.4 = The index of Commercial Jet fuel, Kerosene Base as reflected in the Bureau of Labor Statistics, U.S. Department of Labor "Producer Price Indexes" (Commodity Code 05720301) for the month of July 1995 (1982 = 100).

         TR  =        Customer's effective Corporate tax rate in effect at time
                      of [                         ].

(c) In addition it is understood that at the time of [ ] calculation, Boeing may be unable to determine the precise amount of such value because the applicable fuel index used to determine Ca may not be released by the Bureau of Labor Statistics, or if released, it may be adjusted at a later date by such Bureau. Accordingly, the parties agree as follows:

          (i) The commercial jet fuel index to be used in calculating the [ ] will be determined by utilizing the escalation provisions set forth above. The most current Bureau of Labor Statistics for the applicable month (including those noted as preliminary by the Bureau of labor statistics) and available to




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                  Boeing at the time the escalation calculation is made shall be used to calculate [ ]. If no value has been released for the applicable year, the "preliminary" values first available for the nearest preceding months will be used.

          (ii) Subsequent to calculation of the [ ], Boeing may from time to time make adjustments to the value of the commercial jet fuel index for such [ ] to reflect any changes in index previously used to determine such [ ]. If the U.S. Department of Labor revises any previously released index value by removing or replacing such index, or by describing such revision by footnote appendix or by any other method, the revised value shall be used to revise the value of the [ ]. Such adjustment(s) by Boeing, if any, shall be made within 12 months thereafter.

          (iii) If the U.S. Department of Labor substantially revises the methodology (in contrast to benchmark adjustments or other corrections of previously released data) or discontinues publishing the commercial jet fuel index, the parties shall select a substitute for the revised or discontinued commercial jet fuel index, such substitute to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original as it may have fluctuated had it not been revised or discontinued. Appropriate revision of the formula shall be made to accomplish this result. In the event escalation provisions are made non enforceable or otherwise rendered null and void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the price of any affected ARV to reflect an allowance for increases in the commercial jet fuel price.

     NOTE: Any rounding of a number, as required under this Attachment with respect to escalation of [ ], shall be accomplished as follows: If the first digit of the portion to be dropped from the number to be rounded is five or greater, the preceding digit shall be raised to the next higher number.



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No. 6-1162-DSF-098

Atlas Air, Inc.
538 Commons Drive
Golden, Colorado  80401

Subject:                   Taxes - Boeing Opinion

Reference:                 Purchase Agreement No. 2021 (the Purchase Agreement)
                           between The Boeing Company (Boeing) and Atlas Air
                           Inc.(Customer) relating to Model 747-400F Aircraft
                           (the Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

This letter has been prepared in response to Customer's concern with regard to applicability of United States and Washington State taxes to the purchase by Customer of the Aircraft. Boeing has agreed to furnish to Customer an opinion regarding the imposition of any State of Washington or United States sales and use taxes with respect to the sale and purchase of the Aircraft under the Purchase Agreement. The following are Boeing's opinion and shall not serve as a substitute for the advice of Customer's legal counsel.

1.       Sale in State of Washington.

         It is assumed and understood for purposes of this opinion, that the delivery of the Aircraft is to be made to Customer in the State of Washington, that title to the Aircraft will be either (i) transferred directly from Boeing to Customer, and that the Aircraft is to be used by Customer in interstate and foreign commerce for the transportation of property and persons for hire or (ii) will be purchased by Customer or Customer's assignee solely for the purpose of resale or lease, such resale or lease being in the regular course of Customer's or Customer's assignee's business.

         Present Washington law exempts from the Washington State sales tax any:
"Sales of airplanes ... for use in conducting interstate or foreign commerce by transporting therein or therewith property and persons for hire ...; component part of such airplanes ... in the course of constructing, repairing, cleaning, altering, or improving the same ..." RCW 82.08.0262.

         Present Washington law also exempts from the Washington State use tax:
"The use of any airplane ... used primarily in conducting interstate or foreign commerce by trans-




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porting therein or therewith property and persons for hire ... and in respect to use of tangible personal property which becomes a component part of any such airplane ..." RCW 82.12.0254.

     By its definition, present Washington Law exempts from Washington State Sales Tax: "Sales to a person who ... purchases for the purpose of resale as tangible personal property in the regular course of business without intervening use by such person...." RCW 82.04.050.

     Based on the foregoing, Boeing is of the opinion that under present law, if the Exemption Certificate required by the rules of the Washington State Tax Commission is given by Customer to Boeing, the sale of the Aircraft by Boeing to Customer will not be subject to Washington sales or use tax, and Boeing need not collect from Customer either a Washington sales tax or a Washington use tax as a result of such sale.

     As of the date of this opinion, Boeing is not aware of any implemented or pending Washington State legislation that will impose a sales, use, value added or similar transfer tax on the Aircraft within the period contemplated for delivery of the Aircraft.

2.       United States Taxes.

     As of the date of this opinion, under present United States law, the sale, and use of aircraft are not subject to taxes nor is Boeing aware of any implemented or pending legislation which will impose a sales, use, value added or similar transfer tax on the Aircraft within the period contemplated for delivery of the Aircraft.

Very truly yours,

THE BOEING COMPANY



By /s/  Dawn S. Foster
    ----------------------

Its  Attorney-In-Fact
    ----------------------




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6-1162-DSF-099

Atlas Air, Inc.
538 Commons Drive
Golden, Colorado  80401

Subject:    Special Purchase Agreement Provisions

Reference:  Purchase Agreement No. 2021 (the Purchase Agreement) between
            The Boeing Company (Boeing) and Atlas Air, Inc. (Customer) relating to Model 747-400F aircraft (the Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.                Special Provisions.

                  Boeing and Customer agree that the following provisions shall apply in lieu of the provisions currently contained in the Purchase Agreement:

                  1.1. Article 8.2.1 to AGTA-TLS, Insurance Requirements is revised in its entirety to read: "The Customer will purchase and maintain insurance [ ], and provide a certificate of such insurance that names Boeing as an additional insured for any and all claims and liabilities for injury to or death of any person or persons, including employees of Customer but not employees of Boeing, or for loss of or damage to any property, including any aircraft, arising out of or in any way relating to Materials, Training, Services or other things provided under Exhibit B of the AGTA, which will be incorporated by reference into the applicable purchase agreement whether or not arising in tort or occasioned by the negligence of Boeing, except with respect to legal liability to persons or parties other than Customer or Customer's assignees arising out of an accident caused solely by a product defect in an aircraft. Customer will provide such certificate of insurance at least thirty (30) days prior to the scheduled delivery of the first aircraft under a purchase agreement. The insurance certificate will reference each aircraft delivered to Customer pursuant to each applicable purchase agreement. Annual renewal certificates will be submitted to Boeing before the expiration of the policy periods. The form of the insurance certificate, attached as Appendix I, states the terms, limits, provisions and coverages required by this Article 8.2.1. The failure of Boeing to demand compliance with



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this 8.2.1 in any year will not in any way relieve Customer of its obligations hereunder nor constitutes a waiver by Boeing of these obligations."

                  1.2. Exhibit A to AGTA-TLS, Buyer Furnished Equipment Provisions Document, - Customer's configuration currently contains no items of BFE. Should the configuration change to include any BFE, the Boeing BFE process in place at that time will be the subject of discussion and negotiation between Boeing and Customer.

                  1.3. Exhibit C to AGTA-TLS, Product Assurance Document, part 2, Article 4.5, Maximum Reimbursement is revised in its entirety to read:
"Unless previously agreed, the maximum reimbursement for Direct Labor and Direct Materials used to Correct a defective Boeing Product will not exceed 65% of Boeing's then-current sales price for a new replacement Boeing Product plus the Direct Labor to remove and reinstall such Product."

                  1.4. Exhibit C to AGTA-TLS, Product Assurance Document, Part 2, Article 8.3.2, is revised in its entirety to read: "If Customer has a critical parts shortage because Boeing has exceeded a Correction time objective and Customer has procured spare Boeing Products for the defective Boeing Product in quantities shown in Boeing's Recommended Spare Parts List (RSPL), [ ], then Boeing will either expedite the Correction or provide a similar Product on a no charge loan or lease basis until a Corrected Boeing Product is returned."

                  1.5. Letter Agreement 2021-1, paragraph 7, Customer's Indemnification of Boeing, is revised in its entirety to read: "[ ] except as provided in Article 8.1.1 of AGTA-TLS, Customer will indemnify and hold harmless Boeing from and against all claims and liabilities, including costs and expense (including attorneys' fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Customer but not employees of Boeing, or for loss of or damage to any property, including Aircraft (but not the Aircraft before delivery), arising out of or in any way connected with any nonconformance or defect in any SPE and whether or not arising in tort or occasioned in whole or in part by the negligence of Boeing. This indemnity will not apply with respect to any nonconformance or defect caused solely by Boeing's installation of the SPE."

                  1.6. Exhibit C to AGTA-TLS, Part 2, Article 4.4, Credit Memo Reimbursement, is revised in its entirety to read: "Boeing will make reimbursements by credit



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memoranda which may be applied toward the purchase of Boeing goods and services.
[           ].

             [          ]

     1.8. Letter Agreement 2021-5, paragraph 7.5, Price and Payment, is revised in its entirety to read: "The price of each provisioning item repurchased by Boeing pursuant to this paragraph 7 will be an amount equal to 100% of the original invoice price thereof. In the case of Provisioning Items manufactured by a vendor which were purchased pursuant to Paragraph 4, the repurchase price will not include Boeing's 12% handling charge. Boeing will pay the repurchase price by issuing a credit memorandum in favor of Customer which may be applied against amounts due Boeing for the purchase of aircraft, Spare Parts, services or the licensing of data, [ ].

2.   Confidential Treatment.

     Customer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.



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Very truly yours,

THE BOEING COMPANY


By  /s/ Dawn S. Foster
    ----------------------

Its  Attorney-In-Fact
    ----------------------

ACCEPTED AND AGREED TO this


Date:    June 6  , 1997


ATLAS AIR, INC.


By  /s/ M.A. Chowdry
    ----------------------

Its  CEO
    ----------------------

Attachment

[          ]


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